EXHIBIT 10.1

EXECUTION VERSION

SALE AND SERVICING AGREEMENT

dated as of May 1, 2006

by and among

NOVASTAR CERTIFICATES FINANCING CORPORATION

as Depositor,

NOVASTAR MORTGAGE INC.,

as Sponsor and Servicer,

NOVASTAR FINANCIAL INC.,

as a Seller

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-MTA1,

as Issuing Entity,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Indenture Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Custodian

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

as Co-Trustee

TABLE OF CONTENTS

		Page
ARTICLE I
DEFINITIONS

Section 1.01.	Certain Defined Terms	1
Section 1.02.	Provisions of General Application	1

ARTICLE II
SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01.	Purchase and Sale of Initial Mortgage Loans; Deposit of Derivatives	2
Section 2.02.	Reserved	3
Section 2.03.	Purchase Price	3
Section 2.04.	Possession of Mortgage Files; Access to Mortgage Files	3
Section 2.05.	Delivery of Mortgage Loan Documents	4
Section 2.06.	Acceptance of the Trust Estate; Certain Substitutions; Certification by the Custodian, on behalf of the Indenture Trustee	6
Section 2.07.	Grant of Security Interest	7
Section 2.08.	Further Action Evidencing Assignments	8
Section 2.09.	Conveyance of the Subsequent Mortgage Loans	9

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01.	Representations, Warranties and Covenants of the Servicer	13
Section 3.02.	Representations, Warranties and Covenants of the Sponsor	14
Section 3.03.	Representations, Warranties and Covenants of the Sponsor	16
Section 3.04.	Representations, Warranties and Covenants of the Indenture Trustee	17
Section 3.05.	Representations and Warranties of the Depositor	18

ARTICLE IV
THE MORTGAGE LOANS

Section 4.01.	Representations and Warranties Concerning the Mortgage Loans	19

ARTICLE V
ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 5.01.	Servicer to Assure Servicing	35
Section 5.02.	Subservicing Agreements Between Servicer and Subservicers	36
Section 5.03.	Successor Subservicers	37
Section 5.04.	Liability of the Servicer	38
Section 5.05.	Assumption or Termination of Subservicing Agreements by the Indenture Trustee	38
Section 5.06.	Collection of Mortgage Loan Payments	39

i

ARTICLE VIII
DEFAULT

Section 8.01.	Servicing Default	66
Section 8.02.	Indenture Trustee to Act: Appointment of Successor	68
Section 8.03.	Waiver of Defaults	70

ARTICLE IX
TERMINATION

Section 9.01.	Termination	70
Section 9.02.	Accounting Upon Termination of Servicer	71

ARTICLE X
[RESERVED]

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01.	Limitation on Liability	72
Section 11.02.	Acts of Noteholders	72
Section 11.03.	Amendment	73
Section 11.04.	Recordation of Agreement	74
Section 11.05.	Duration of Agreement	74
Section 11.06.	Notices	74
Section 11.07.	Severability of Provisions	75
Section 11.08.	No Partnership	75
Section 11.09.	Counterparts	75
Section 11.10.	Successors and Assigns	75
Section 11.11.	Headings	75
Section 11.12.	No Petition	75
Section 11.13.	Third Party Beneficiary	75
Section 11.14.	Intent of the Parties	75
Section 11.15.	Compliance With Regulation AB	75
Section 11.16.	Governing Law; Consent to Jurisdiction Waiver of Jury Trial	76

Schedule I	Mortgage Loan Schedule
Appendix I	Defined Terms

EXHIBITS

Exhibit A	Reserved
Exhibit B	Mortgage Loan Schedule
Exhibit C	Custodian’s Acknowledgement of Receipt
Exhibit D	Initial Certification of Custodian
Exhibit E	Final Certification of Custodian
Exhibit F	Request for Release of Documents
Exhibit G	NovaStar Mortgage Inc.’s Officer’s Certificate
Exhibit H	Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit I	Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit J-1	Form of Certification to Be Provided by the Depositor with Form 10-K
Exhibit J-2	Form of Certification to Be Provided to the Depositor by the Indenture Trustee
Exhibit K	Form of Officer’s Certificate Regarding Annual Statement of Compliance
Exhibit L	Form of Advance Facility Notice
Exhibit M	Form of Written Notice to the Indenture Trustee

SALE AND SERVICING AGREEMENT, dated as of May 1, 2006 (this “Agreement”), by and among NOVASTAR CERTIFICATES FINANCING CORPORATION, a Delaware corporation, as depositor (the “Depositor”), NOVASTAR FINANCIAL INC., as seller (the “Seller”), NOVASTAR MORTGAGE INC., a Virginia corporation, as sponsor (the “Sponsor”), NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-MTA1, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), NOVASTAR MORTGAGE INC., a Virginia corporation, as servicer (the “Servicer”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as indenture trustee (the “Indenture Trustee”), J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as co-trustee (the “Co-Trustee”) and U.S. BANK NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as custodian (the “Custodian”).

W I T N E S S E T H

WHEREAS, pursuant to the terms of this Agreement, the Sponsor and the Seller will sell the Initial Mortgage Loans and the related MI Policies to the Depositor on the Closing Date;

WHEREAS, pursuant to the terms of this Agreement, the Depositor will sell to the Issuing Entity, and the Issuing Entity will purchase from the Depositor, the Initial Mortgage Loans and the related MI Policies on the Closing Date;

WHEREAS, immediately after such purchase, the Issuing Entity will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of an Indenture, dated as of May 1, 2006 (the “Indenture”), between the Issuing Entity and the Indenture Trustee, and issue the NovaStar Mortgage Funding Trust, Series 2006-MTA1, Asset-Backed Notes (the “Notes”);

WHEREAS, the Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the Issuing Entity;

WHEREAS, the Custodian on behalf of the Indenture Trustee will hold the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, the Sponsor, the Issuing Entity, the Servicer, the Indenture Trustee and the Custodian hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Certain Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

Section 1.02. Provisions of General Application.

(a) The terms defined herein and in Appendix I to the Indenture include the plural as well as the singular.

(b) The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole. Unless otherwise noted, all references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

(c) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

(d) All calculations of interest with respect to the LIBOR Notes provided for herein shall be on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360 day year consisting of twelve 30-day months, to the extent permitted by applicable law.

(e) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer; provided, however, that, for purposes of calculating payments on the Notes, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

ARTICLE II

SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01. Purchase and Sale of Initial Mortgage Loans; Deposit of Derivatives.

(a) The Sponsor and the Seller hereby sell, transfer, assign, set over and convey, and the Depositor hereby purchases on the Closing Date the Initial Mortgage Loans identified (and the related MI Policies) on the Mortgage Loan Schedule annexed hereto as Schedule I, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files). The Initial Mortgage Loans will have a Principal Balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, of approximately $1,061,223,414.92. The sale of the Initial Mortgage Loans will take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans and the Original Pre-Funded Amount and the Capitalized Interest Account into the Trust Estate, the authentication of the Notes by the Indenture Trustee and the sale of the Notes pursuant to the Underwriting Agreement.

(b) The Sponsor hereby directs the Depositor to sell, transfer, assign, set over and convey, and the Depositor does hereby sell, transfer, assign, set over and convey to the Issuing Entity, in each case without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Initial Mortgage Loans, including the Cut-Off Date Principal Balance of, and interest due on, such Initial Mortgage Loans listed on Schedule I attached hereto, and all other assets included or to be included in the Trust Estate.

(c) The Depositor may cause the deposit of derivatives solely for the benefit of the Certificates at any time into the NovaStar Mortgage Funding Trust, Series 2006-MTA1 and any such deposited derivatives shall become part of the Trust Estate.

(d) The parties hereto understand and agree that it is not intended that any Mortgage Loan be included in the Issuing Entity that is a “High-Cost Home Loan” as defined by HOEPA or any other applicable predatory or abusive lending laws.

Section 2.02. Reserved.

Section 2.03. Purchase Price. On the Closing Date, as full consideration for the Depositor’s sale of the Mortgage Loans to the Issuing Entity, the Underwriter, on behalf of the Issuing Entity, will deliver to, or at the direction of, the Depositor an amount in cash equal to approximately $1,187,566,172. Additionally, the Depositor will receive the Certificates issued by the Issuing Entity pursuant to the Trust Agreement. The Sponsor will receive the Class M-8 Notes, Class M-9 Notes and the Class M-10 Notes.

Section 2.04. Possession of Mortgage Files; Access to Mortgage Files.

(a) Upon the receipt by the Depositor, or its designee, of the purchase price for the Initial Mortgage Loans set forth in Section 2.03 hereof, the ownership of each Mortgage Note, each Mortgage and the contents of the Mortgage File related to each Initial Mortgage Loan will be vested in the Issuing Entity, and will be pledged to the Indenture Trustee, for the benefit of the Noteholders.

(b) The Custodian, on behalf of the Indenture Trustee will hold the Mortgage Files in trust for the benefit of all present and future Noteholders. The Custodian shall at all times retain possession of the Mortgage Files in the State of Maryland, except for those Mortgage Files or portions thereof released to the Servicer pursuant to this Agreement or the Indenture.

(c) Consistent with the terms of the Indenture, the Custodian shall afford the Depositor, the Sponsor, the Seller, the Issuing Entity, the Indenture Trustee and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Custodian.

(d) No later than the fifth Business Day of each fourth month, commencing in November 2006, the Custodian, on behalf of the Indenture Trustee shall deliver to the Servicer a report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) in the event that Assignments of Mortgage are required to be recorded in accordance with the provisions of Section 2.05, an original recorded Assignment of Mortgage to the Custodian, on behalf of the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

Section 2.05. Delivery of Mortgage Loan Documents. In connection with the transfer and assignment of the Mortgage Loans, the Sponsor or the Seller, as applicable, shall, on or before the Closing Date in the case of an Initial Mortgage Loan and two business days prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, deliver, or cause to be delivered, to the Depositor and the Depositor shall, on or before the Closing Date, deliver, or cause to be delivered, to the Custodian, as the Indenture Trustee’s designated agent (as pledgee of the Issuing Entity pursuant to the Indenture), the following documents or instruments constituting the Mortgage File with respect to each Mortgage Loan so transferred or assigned (with respect to each Mortgage Loan, a “Mortgage File”):

(i) the original Mortgage Note endorsed to “JPMorgan Chase Bank, National Association, as Indenture Trustee for the NovaStar Home Equity Loan Asset-Backed Notes, Series 2006-MTA1,” including all intervening endorsements showing a complete chain of endorsement;

(ii) the related original mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office, the Sponsor or the Sponsor’s closing agent (or, if applicable, the Seller or the Seller’s closing agent) in connection with the closing of the Mortgage Loan and if the Mortgage Loan is registered on the MERS system (as described below), such mortgage or an assignment of the Mortgage will reflect MERS as the mortgagee of record and will include the MERS mortgage identification number;

(iii) each intervening mortgage assignment, if any, with evidence of recording indicated thereon, or if the original is not available, a copy thereof certified by the applicable recording office, the Sponsor or the Sponsor’s closing agent (or, if applicable, the Seller or the Seller’s closing agent) in connection with the closing of the Mortgage Loan, showing a complete chain of assignment from the originator of the related Mortgage Loan to the Sponsor or the Seller (or to MERS, if the Mortgage Loan is registered on the MERS system and indicating the mortgage identification number, if the Mortgage Loan is so registered) — which assignment may, at the Sponsor’s option, be combined with the assignment referred to in clause (d) below;

(iv) unless the Mortgage is registered on the MERS system, a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each Mortgage from the Sponsor to the Indenture Trustee;

(v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed; and

(vi) an original title insurance policy or title opinion (or (A) a copy of the title insurance policy or title opinion or (B) the related binder, commitment or preliminary report, or copy thereof, in which case the Sponsor certifies that the original mortgage has been delivered for recordation to the title insurance company that issued such binder, commitment or preliminary report).

If a material defect in any Mortgage File is discovered which may materially and adversely affects the value of the related Mortgage Loan, or the interests of the Indenture Trustee or the Noteholders in such Mortgage Loan, including if any document required to be delivered to the Custodian has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above for 180 days following submission of the assignment if the Sponsor or, the Seller, as applicable, has submitted such assignment for recording pursuant to the terms of the following paragraph), the Sponsor or, the Seller, as applicable, shall cure such defect or repurchase the related Mortgage Loan at the Repurchase Price or substitute an Qualified Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions as set forth in Section 5.01 of this Agreement as to the Mortgage Loans and Section 2.09(c) hereof as to the Subsequent Mortgage Loans for breaches of representations and warranties.

Promptly after the Closing Date in the case of each Mortgage Loan (or after the date of transfer of any Qualified Substitute Mortgage Loan), the Sponsor at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above, with such assignment completed in favor of the Indenture Trustee, excluding any Mortgage Loan that is registered on the MERS System, if MERS is identified on the Mortgage, or on a properly recorded assignment of Mortgage as the mortgagee of record. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Sponsor or, the Seller, as applicable, is required to prepare a substitute assignment or cure such defect, as the case may be, and the Sponsor or, the Seller, as applicable, shall cause such substitute assignment to be recorded in accordance with this paragraph.

In instances where an original Mortgage, any original intervening assignment of Mortgage or an original policy of title insurance (or a commitment for title insurance) is not, in accordance with clause (ii), (iii) or (vi) above, delivered by the Sponsor or, the Seller, as applicable, to the Custodian, on behalf of the Indenture Trustee, prior to or on the Closing Date in the case of a Mortgage Loan, such failure to deliver such original Mortgage, original intervening assignment of Mortgage or an original policy of title insurance (or a commitment for title insurance) shall not be considered a material defect in a Mortgage File and the Sponsor or, the Seller, as applicable, will deliver or cause to be delivered the originals of such documents to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof.

In connection with the assignment of any Mortgage Loan registered on the MERS System, promptly after the Closing Date in the case of an Mortgage Loan (or after the date of transfer of any Qualified Substitute Mortgage Loan), the Sponsor or, the Seller, as applicable, further agrees that it will cause, at the Sponsor’s or, the Seller’s, as applicable, own expense, the MERS System to indicate that such Mortgage Loan has been assigned by the Sponsor or, the Seller, as applicable, to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in its computer files (a) the applicable Trustee code in the field “Trustee” which identifies the Indenture Trustee and (b) the code “NovaStar 2006-MTA1” (or its equivalent) in the field “Pool Field” which identifies the series of the Notes issued in connection with such Mortgage Loans. The Sponsor or, the Seller, as applicable, further agrees that it will not, and will not permit the Servicer to, and the Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any such Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

Effective on the Closing Date, the Indenture Trustee, on behalf of the Noteholders, hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, existing on the Closing Date and thereafter created and conveyed to it pursuant to this Article II.

The Indenture Trustee, as assignee or transferee of the Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Depositor pursuant to the terms of this Agreement. Any late payment charges collected in connection with a Mortgage Loan shall be paid to the Servicer as provided in Section 5.15(b) hereof.

Section 2.06. Acceptance of the Trust Estate; Certain Substitutions; Certification by the Custodian, on behalf of the Indenture Trustee. The Custodian, on behalf of the Indenture Trustee, acknowledges receipt of, subject to the review described below and any exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) referred to in Section 2.05 hereof and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Estate in trust for the use and benefit of all present and future Noteholders. No later than 45 days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loan, within 5 Business Days after the receipt by the Custodian, on behalf of the Indenture Trustee, thereof and, with respect to any documents received beyond 45 days after the Closing Date, promptly thereafter), the Custodian, on behalf of the Indenture Trustee, agrees, for the benefit of the Noteholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Sponsor an initial certification in the form annexed hereto as Exhibit D. In conducting such review, the Custodian, on behalf of the Indenture Trustee, will ascertain whether all required documents described in Section 2.05 hereof have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B to this Agreement, as supplemented (provided, however, that with respect to those documents described in subclause (vii) of such section, the Custodian’s obligations shall extend only to documents actually delivered pursuant to such subclause). In performing any such review, the Custodian, on behalf of the Indenture Trustee, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian, on behalf of the Indenture Trustee, finds that any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B or Attachment B to Exhibit 2 of the Purchase Agreement or to appear to be defective on its face, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Sponsor or the Seller, as applicable of such finding and the Sponsor’s or the Seller’s, as applicable obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

(a) No later than 180 days after the Closing Date, the Custodian, on behalf of the Indenture Trustee, will review, for the benefit of the Noteholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Sponsor or the Seller, as applicable, a final certification in the form annexed hereto as Exhibit E. In conducting such review, the Custodian, on behalf of the Indenture Trustee, will ascertain whether an original of each document described in subclauses (ii)-(iv) of Section 2.05 hereof required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Custodian, on behalf of the Indenture Trustee, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B or Attachment B to Exhibit 2 of this Agreement or to appear defective on its face, the Custodian, on behalf of the Indenture Trustee, shall promptly notify the Sponsor or the Seller, as applicable and the Indenture Trustee of such finding and the Sponsor’s obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

(b) Upon deposit of the Repurchase Price in the Collection Account and notification of the Indenture Trustee, by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that the Repurchase Price has been deposited in the Collection Account), the Indenture Trustee shall cause the Custodian to release to the Sponsor or the Seller, as applicable the related Mortgage File and shall cause to be executed and delivered all instruments of transfer or assignment, without recourse, furnished to it by the Sponsor or the Seller, as applicable as are necessary to vest in the Sponsor or the Seller, as applicable title to and rights under the related Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Payment Account was received by the Indenture Trustee. The Custodian, on behalf of the Indenture Trustee, shall amend the applicable Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Servicer, and the Rating Agencies of such amendment.

Section 2.07. Grant of Security Interest. (a) It is intended that the conveyance of the Mortgage Loans and other property by the Depositor to the Issuing Entity as provided in this Article II be, and be construed for all purposes other than tax and accounting purposes as, a sale of the Mortgage Loans and such other property by the Depositor to the Issuing Entity. It is, for all purposes other than tax and accounting purposes further, not intended that such conveyance be deemed a pledge of the Mortgage Loans or such other property by the Depositor to the Issuing Entity to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans or any of such other property are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this Article II shall be deemed to be a grant by the Depositor to the

Issuing Entity of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and such other property and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Accounts whether in the form of cash, instruments, securities or other property; (iii) the possession by the Custodian on behalf of the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law. The Depositor, the Sponsor, the Servicer, on behalf of the Issuing Entity and the Indenture Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans or any of such other property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

(b) The Depositor, the Seller, the Sponsor and the Servicer shall take no action inconsistent with the Issuing Entity’s ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate is vested in the Issuing Entity, as owner, and is pledged to the Indenture Trustee, for the benefit of the Noteholders pursuant to the terms of the Indenture. The Indenture Trustee is authorized to act, pursuant to the terms of this Agreement for the benefit of the Noteholders and shall be authorized to act at the direction of such parties. In addition, the Depositor, the Seller, the Sponsor and the Servicer shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Issuing Entity is the owner of such Mortgage Loan or other asset in the Trust Estate, which is pledged to the Indenture Trustee, for the benefit of the Noteholders.

Section 2.08. Further Action Evidencing Assignments. (a) The Servicer agrees that, from time to time, at its expense, it shall cause the Seller, the Sponsor or Depositor, as the case may be, to, and each of the Seller, the Sponsor and Depositor agree that it shall, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Indenture Trustee (upon the receipt of written notification of the necessity thereof) may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Seller, the Servicer, the Sponsor and the Depositor shall, upon the request of the Servicer or the Indenture Trustee (upon the receipt of written notification of the necessity thereof) execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

(b) Each of the Seller, the Sponsor and the Depositor hereby grants to the Servicer and the Indenture Trustee powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

Section 2.09. Conveyance of the Subsequent Mortgage Loans.

(a) Subject to the conditions set forth in paragraph (b) below in consideration of the Issuing Entity’s delivery on the related Subsequent Transfer Dates of all or a portion of the balance of funds in the Pre-Funding Account, the Sponsor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey, without recourse, to the Depositor, who shall then sell, transfer, assign, set over and convey, without recourse, to the Issuing Entity, but subject to the other terms and provisions of this Sale and Servicing Agreement, all of the right, title and interest of the Sponsor in and to (i) the Subsequent Mortgage Loans (and the related MI Policies) identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Sponsor on such Subsequent Transfer Date, (ii) principal due and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (i) with respect to such Subsequent Mortgage Loans all items to be delivered pursuant to Section 2.05 above and the other items in the related Mortgage Files; provided, however, that the Sponsor reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer by the Sponsor to the Depositor, and by the Depositor to the Trustee, of the Subsequent Mortgage Loans identified on each Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument and the related MI Policies shall be absolute and is intended by the Issuing Entity, the Depositor and the Sponsor to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Sponsor to the Depositor, and a sale of the Subsequent Mortgage Loans by the Depositor to the Issuing Entity.

The Subsequent Mortgage Loans presented for purchase will be designated as either Group I or Group II. Of the Original Pre-Funded Amount of $138,776,585.08, a maximum of $90,813,688.21 will be used to acquire Subsequent Mortgage Loans for inclusion in Group I and a maximum of $47,962,896.87 will be used to acquire Subsequent Mortgage Loans for inclusion in Group II, subject to the satisfaction of the conditions set forth herein.

In the event such transactions shall be deemed not to be a sale, the Sponsor hereby grants to the Depositor as of each Subsequent Transfer Date a security interest in all of the Sponsor’s right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Sponsor’s obligations hereunder, and this Sale and Servicing Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Issuing Entity for the benefit of the Noteholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Depositor. The Sponsor agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the Commonwealth of Virginia (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the

Sponsor or the filing of any additional UCC-1 financing statements due to a change in the state of incorporation of the Sponsor as are necessary to perfect and protect the interests of the Depositor and its assignees in the Subsequent Mortgage Loans.

In the event such transactions shall be deemed not to be a sale, the Depositor hereby grants to the Issuing Entity as of each Subsequent Transfer Date a security interest in all of the Depositor’s right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Depositor’s obligations hereunder, and this Sale and Servicing Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Indenture Trustee for the benefit of the Noteholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Trustee. The Depositor agrees to take or cause to be taken such actions and to execute such documents, including without limitation, the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Depositor or the filing of any additional UCC-1 financing statements due to a change in the state of incorporation of the Depositor as are necessary to perfect and protect the interests of the Indenture Trustee and its assignees in Subsequent Mortgage Loans.

The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Custodian, on behalf of the Indenture Trustee, prior to the related Subsequent Transfer Date.

The Indenture Trustee on each Subsequent Transfer Date shall acknowledge by signing receipt thereof its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.09.

The Indenture Trustee, as trustee of the Trust Estate, shall be entitled to all scheduled principal payments due after each Subsequent Cut-off Date, all other payments of principal due and collected after each related Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the related Subsequent Cut-off Date. No scheduled payments of principal due on or before the related Subsequent Cut-off Date and collected after the related Subsequent Cut-off Date shall belong to the Trust Estate pursuant to the terms of this Sale and Servicing Agreement.

The purchase price paid by the Indenture Trustee, at the direction of the Servicer and on behalf of the Indenture Trustee, from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument provided by the Sponsor).

(b) The Sponsor shall transfer to the Depositor, who shall transfer to the Indenture Trustee, the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.09(a) above, and the Indenture Trustee shall cause to be released funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) the Sponsor shall have provided the Depositor, and the Depositor shall have provided the Indenture Trustee and the Custodian, with a timely Addition Notice, which notice shall be given no fewer than four Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Depositor and then to the Trustee and the aggregate Principal Balances of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date and any other information reasonably requested by the Trustee with respect to the Subsequent Mortgage Loans;

(ii) the Sponsor shall have delivered to the Depositor, who shall have delivered to the Indenture Trustee and the Custodian, a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit N-1 or N-2, as applicable, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.09(b), Section 2.09(c) and in the related Subsequent Transfer Instrument and (B) including a Mortgage Loan Schedule attached thereto listing the Subsequent Mortgage Loans;

(iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Sponsor’s Subsequent Transfer Instrument in the form of Exhibit N-1 and the Depositor’s Subsequent Transfer Instrument is the form of Exhibit N-2, neither the Sponsor nor the Depositor shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency;

(iv) the Pre-Funding Period shall not have terminated; and

(v) the Sponsor shall have delivered to the Custodian, the Indenture Trustee, the Issuing Entity, the Depositor and the Rating Agencies, Opinions of Counsel addressed to the Rating Agencies, the Indenture Trustee, the Issuing Entity, the Depositor and the Custodian with respect to the transfers of the Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Custodian, the Indenture Trustee, the Issuing Entity, the Depositor and the Rating Agencies on the Closing Date (1) regarding certain corporate matters and (2) confirming the existence of a true sale which may be contained in such opinion delivered on the Closing Date.

(c) The obligation of the Issuing Entity to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (1) each such Subsequent Mortgage Loan shall satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Sale and Servicing Agreement; (2) the Sponsor shall not select such Subsequent Mortgage Loans in a manner that it reasonably believes is adverse to the interests of the Majority Noteholders; (3) the Sponsor shall have delivered certain Opinions of Counsel required pursuant to Section 2.09(v) hereof; (4) as of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans shall satisfy the following criteria: (i) each Subsequent Mortgage Loan shall not be 60 or more days contractually delinquent as of the related Subsequent Cut-off Date; (ii) the remaining stated

term to maturity of each Subsequent Mortgage Loan shall not exceed 480 months; (iii) all of the Subsequent Mortgage Loans are secured by first liens on the related Mortgaged Property; (iv) each Subsequent Mortgage Loan shall have an outstanding Principal Balance of at least $10,000; (v) each Subsequent Mortgage Loan shall be underwritten in accordance with the Underwriting Guidelines; (vi) each Subsequent Mortgage Loan shall have a Loan-to-Value Ratio or a combined Loan-to-Value Ratio of no more than 100%; (vii) each Subsequent Mortgage Loan shall have a stated maturity of no later than September, 2046; (viii) each Subsequent Mortgage Loan shall either have a Mortgage Rate of at least 1.00%; (ix) all of the Subsequent Mortgage Loans shall have an adjustable Mortgage Rate; (x) the weighted average Loan-to-Value Ratio of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be no more than 80%; (xi) Reserved (xii) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average coupon of at least 1.80%; (xiii) pursuant to the Underwriting Guidelines, no fewer than 75% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be ALT-A and M1 credit risks, no more than 25% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be comprised of other credit risks (xiv) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average FICO score issued by a consumer credit rating agency of at least 690; (xv) at least 94% of such Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for primary residences; (xvi) no more than 70% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have stated loan documentation, and no more than 15% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance shall have no loan documentation; (xvii) at least 65% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for single family residences; (xviii) no more than 65% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans that are the subject of cash-out refinances; (xix) the ratings agencies shall have consented either in writing or verbally to the transfer of the Subsequent Mortgage Loans; and (xx) at least 65% of the Subsequent Mortgage Loans shall have prepayment penalties.

The acceptance of the Subsequent Mortgage Loans by the Issuing Entity is subject to the Sponsor receiving a written or verbal consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings on the Offered Notes.

Notwithstanding the foregoing, Subsequent Mortgage Loans with characteristics varying from those set forth above may be purchased by the Issuing Entity and included in the Trust Estate, if (i) the Issuing Entity is provided with written confirmation that the aggregate credit risk of such Subsequent Mortgage Loans is similar to that of the Initial Mortgage Loans and (ii) the Sponsor receives and provides to the Issuing Entity a written consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings of the Offered Notes.

(d) Within five Business Days after the end of the Pre-Funding Period, the Sponsor shall deliver to the Rating Agencies, the Indenture Trustee, the Issuing Entity, the Depositor and the Custodian a copy of the updated Mortgage Loan Schedule including the Subsequent Mortgage Loans in electronic format.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01. Representations, Warranties and Covenants of the Servicer. The Servicer hereby represents, warrants and covenants to the Indenture Trustee, the Depositor, the Sponsor, the Issuing Entity, the Custodian and the Noteholders that as of the Closing Date or as of such date specifically provided herein:

(i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer or the validity or enforceability of the Mortgage Loans;

(ii) The Servicer has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii) The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the certificate of incorporation or bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

(v) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Servicer or any agreement or other instrument to which the Servicer is a party or by which it is bound;

(vi) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Notes which, to the knowledge of the Servicer, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vii) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

(viii) With respect to the Group I Mortgage Loans, the Servicer will accurately and fully report its borrower credit files to the three largest credit repositories in a timely manner.

(ix) The Servicer shall take all necessary steps to maintain the Indenture Trustee’s perfection and priority in the Mortgage Loans.

The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

Section 3.02. Representations, Warranties and Covenants of the Sponsor. The Sponsor hereby represents and warrants to the Depositor, the Seller, the Custodian, the Issuing Entity and the Indenture Trustee as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified) and as of each subsequent Transfer Date:

(i) The Sponsor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Sponsor’s ability to enter into this Agreement and each Sponsor’s Subsequent Transfer Instrument and to consummate the transactions contemplated hereby and thereby;

(ii) The Sponsor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Sponsor’s Subsequent Transfer Instrument and all of the transactions contemplated under this Agreement and each Sponsor’s Subsequent Transfer Instrument, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Sponsor’s Subsequent Transfer Instrument;

(iii) The Sponsor is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Sponsor’s Subsequent Transfer Instrument, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and each Sponsor’s Subsequent Transfer Instrument and the performance of the transactions contemplated hereby and each Sponsor’s Subsequent Transfer Instrument by the Sponsor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Sponsor or any provision of the certificate of incorporation or bylaws of the Sponsor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Sponsor is a party or by which the Sponsor may be bound;

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Sponsor threatened, against the Sponsor or any of its properties or with respect to this Agreement, the Notes which in the opinion of the Sponsor has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Sponsor’s Subsequent Transfer Instrument;

(vi) This Agreement constitutes the legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(vii) This Agreement constitutes a valid transfer and assignment to the Depositor of all right, title and interest of the Sponsor in and to the Cut-off Date Principal Balance of the Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Mortgage Loans and this Agreement and the related Sponsor’s Subsequent Transfer Instrument constitutes a valid transfer and assignment to the Issuing Entity of all right, title and interest of the Sponsor in and to the Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans, all monies due or to become due with respect thereto, and all Proceeds of such Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans;

(viii) The Sponsor is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Sponsor or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(ix) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Sponsor or any agreement or other instrument to which the Sponsor is a party or by which it is bound;

(x) The Servicer or any Subservicer who will be servicing any Mortgage Loan pursuant to this Agreement or a Subservicing Agreement is qualified to do business in all jurisdictions in which its activities as Servicer or Subservicer of the Mortgage Loans serviced by it require such qualifications except where failure to be so qualified will not have a material adverse effect on such servicing activities.

Section 3.03. Representations, Warranties and Covenants of the Sponsor. The Seller hereby represents and warrants to the Depositor, the Sponsor, the Custodian, the Issuing Entity and the Indenture Trustee as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified) and as of each subsequent Transfer Date:

(i) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Maryland and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Seller’s ability to enter into this Agreement and each Seller’s Subsequent Transfer Instrument and to consummate the transactions contemplated hereby and thereby;

(ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Seller’s Subsequent Transfer Instrument and all of the transactions contemplated under this Agreement and each Seller’s Subsequent Transfer Instrument, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Seller’s Subsequent Transfer Instrument;

(iii) The Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Seller’s Subsequent Transfer Instrument, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and each Seller’s Subsequent Transfer Instrument and the performance of the transactions contemplated hereby and each Seller’s Subsequent Transfer Instrument by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Notes which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Seller’s Subsequent Transfer Instrument;

(vi) This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Sponsor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(vii) This Agreement constitutes a valid transfer and assignment to the Depositor of all right, title and interest of the Seller in and to the Cut-off Date Principal Balance of the Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Mortgage Loans and this Agreement and the related Sponsor’s Subsequent Transfer Instrument constitutes a valid transfer and assignment to the Issuing Entity of all right, title and interest of the Seller in and to the Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans, all monies due or to become due with respect thereto, and all Proceeds of such Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans;

(viii) The Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(ix) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Seller or any agreement or other instrument to which the Seller is a party or by which it is bound;

Section 3.04. Representations, Warranties and Covenants of the Indenture Trustee. The Indenture Trustee hereby represents, warrants and covenants to the Issuing Entity, the Servicer, the Depositor, the Custodian, the Seller and the Sponsor that as of the date of this Agreement and the Subsequent Transfer Instruments or as of such date specifically provided herein:

(i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(ii) The Indenture Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Indenture Trustee by all necessary corporate action;

(iii) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

(iv) To the Indenture Trustee’s best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Agreement.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Indenture Trustee.

Section 3.05. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Sponsor, the Seller, the Custodian and the Indenture Trustee as of the date hereof and as of the Closing Date and the Depositor’s Subsequent Transfer Instrument that:

(a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Agreement.

(c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to purchase the property to be purchased from the Sponsor and the Depositor has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

(d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e) The Depositor (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.05 shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Indenture Trustee and shall inure to the benefit of the Indenture Trustee.

ARTICLE IV

THE MORTGAGE LOANS

Section 4.01. Representations and Warranties Concerning the Mortgage Loans.

The Sponsor and Seller hereby represents and warrants to the Depositor, the Custodian, the Issuing Entity and the Indenture Trustee as to each Mortgage Loan as of the Closing Date and as to each Subsequent Mortgage Loan as of the Subsequent Transfer Date, except as otherwise expressly stated:

(i) The information set forth on the Mortgage Loan Schedule with respect to each Initial Mortgage Loan is true and correct in all material respects as of the Closing Date, and with respect to each Subsequent Mortgage Loan is true and correct in all material respects as of the related Subsequent Transfer Date or the related Subsequent Transfer Date, and the information regarding the Initial Mortgage Loans and the Subsequent Mortgage Loans on the computer diskette or tape delivered to the Indenture Trustee and the Custodian prior to the Closing Date is true and accurate in all material respects and describes the same Mortgage Loans as the Mortgage Loans on the Mortgage Loan Schedule;

(ii) The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors;

(iii) No more than 11.46% and 5.51% of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) were secured by condominium units; and no more than 17.07% and 19.24% of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) were secured by properties in planned unit developments;

(iv) As of the Cut-off Date, the remaining term of each Group I Initial Mortgage Loan is not more than 343 months and not less than 476 months and the remaining term of each Group II Initial Mortgage Loan is not more than 340 months and not less than 376 months;

(v) No more than 60.05% and 47.08% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) have been the subject of cash-out refinances;

(vi) No more than 11.51% and 10.71% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance), have been the subject of rate and term (no cash-out) refinances;

(vii) No fewer than 28.44% and 42.22% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) are purchase money loans;

(viii) No more than 59.15% and 85.66% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of California; no more than 12.22% and 2.58% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of Florida; no more than 2.12% and 0.88% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of Maryland; no more than 26.52% and 10.88% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) are located in any other state;

(ix) The outstanding Principal Balances of the Initial Mortgage Loans in Group I (by Cut-off Date Principal Balance) ranged from $59,929 to $728,092, the average outstanding Principal Balance of the Initial Mortgage Loans in Group I is approximately $272,849; the outstanding Principal Balances of the Initial Mortgage Loans in Group II (by Cut-off Date Principal Balance) ranged from $66,549 to $3,032,861, the average outstanding Principal Balance of the Initial Mortgage Loans in Group II is approximately $566,653;

(x) Approximately 62.04% and 70.48% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) were secured by a lien on a parcel of real property improved by a detached single family residence; no more than 9.31% and 4.77% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) were secured by a lien on a parcel of real estate improved by a multi-unit residence;

(xi) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation;

(xii) The Mortgage Rates borne by the Initial Mortgage Loans in Group I as of the Closing Date range from 1.600% per annum to 9.238% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group I was 7.188% per annum; the Mortgage Rates borne by the Initial Mortgage Loans in Group II as of the Closing Date range from 2.450% per annum to 8.838% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group II was 7.028% per annum;

(xiii) Approximately 11.37% and 2.55% of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) have a Loan-to-Value Ratio in excess of 80%; no Group I Initial Mortgage Loan or Group II Initial Mortgage Loan in the Mortgage Pool had a Loan-to-Value Ratio or combined Loan-to-Value Ratio at origination in excess of 100%; and the weighted average Loan-to-Value Ratio (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II was equal to or less than 74.84% and 74.52%, respectively (by Cut-off Date Principal Balance);

(xiv) All of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, are secured by first liens on the related Mortgaged Property;

(xv) As of the Cut-off Date, the weighted average Loan-to-Value Ratio of the Initial Mortgage Loans in Group I is approximately 74.84%; the weighted average Loan-to-Value Ratio of the Initial Mortgage Loans in Group II is approximately 74.52%; and the gross weighted average coupon of the Mortgage Loans is approximately 7.102%;

(xvi) There is no valid offset, right of rescission, defense, claim or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto, and, to the best of Sponsor’s knowledge, no Mortgagor of the applicable Mortgage is or since the date of origination has been a debtor in any state or federal bankruptcy or insolvency proceeding and no Mortgaged Property has been subject to any such proceeding;

(xvii) There are no mechanics’ liens or any similar liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (xxii) below;

(xviii) As of the Closing Date in the case of an Mortgage Loan, each Mortgaged Property is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgage Property.

(xix) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property including all improvements on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Immediately prior to the sale of such Mortgage Loan to the Depositor pursuant to this Agreement, each of the Sponsor or the Seller, as applicable had full right to sell and assign the same to the Depositor or the Issuing Entity, as the case may be. Immediately following the sale of such Mortgage Loan to the Depositor and the Depositor’s assignment and sale thereof of such Mortgage Loan to the Issuing Entity, the Issuing Entity will have good title thereto subject to no claims or liens, including delinquent tax or assessment liens.

(xx) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Truth In Lending Act of 1968, as amended, all applicable predatory and abusive lending laws and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the Holders of Notes secured thereby, will not violate any such laws. Any and all statements or acknowledgments required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File. Each Mortgage Loan is being serviced in accordance with applicable state and federal laws, including, without limitation, the Truth In Lending Act of 1968, as amended, and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws and in a prudent and customary manner;

(xxi) Neither the Sponsor or the Seller, as applicable nor any prior holder of any Mortgage has impaired, waived, altered or modified the Mortgage or Mortgage Notes in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Notes, and which has been delivered to the Custodian on behalf of the Indenture Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation or satisfaction with respect thereto;

(xxii) A lender’s policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction insuring the first lien priority of the Mortgage Loan in an amount at least equal to the original Principal

Balance of each such Mortgage Loan or a commitment binder or commitment to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, which policy insures the Sponsor or the Seller, as applicable and successor owners of indebtedness secured by the insured Mortgage as to the first lien of the Mortgage as applicable. The Sponsor or the Seller, as applicable is, and such successor owners will be, the sole insured under such lender’s title insurance policy; no claims have been made under such mortgage title insurance policy; no prior holder of the applicable Mortgage, including the Sponsor, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy; and each such policy, binder or assurance contains all applicable endorsements;

(xxiii) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xxiv) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance, except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property;

(xxv) Each Mortgage Note and the applicable Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors’ rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties;

(xxvi) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note;

(xxvii) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property, subject to any applicable rights of redemption;

(xxviii) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Noteholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxix) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof cannot be made, and no escrow deficits or payments of other charges or payments due the Sponsor or the Seller, as applicable have been capitalized under the Mortgage or the applicable Mortgage Note;

(xxx) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than real estate securing the Mortgagor’s obligations and no Mortgage Loan is secured by more than one Mortgaged Property;

(xxxi) As of the Closing Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy substantially acceptable to FNMA and acceptable to the Sponsor or the Seller, as applicable which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project. All individual insurance policies contain a standard mortgagee clause naming the Sponsor or the Seller, as applicable or the original holder of the Mortgage, and its successors in interest, as mortgagee, and neither the Sponsor nor the Seller has received notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefore from the Mortgagor. There has been no act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

(xxxii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of flood coverage that is available under federal law;

(xxxiii) Except for the Mortgage Loans referred to in clause (xlii) as being delinquent, if any, there is no default, breach, violation or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the Sponsor or the Seller, as applicable, nor any of their respective affiliates nor any servicer or subservicer of any related Mortgage Loan has waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

(xxxiv) Each Mortgage Loan is being serviced by the Servicer in accordance with the terms of the Mortgage Note;

(xxxv) There is no obligation on the part of the Sponsor or the Seller, as applicable or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly Payments required to be made by the applicable Mortgagor;

(xxxvi) Any future advances made prior to the Cut-off Date, with respect to any Mortgage Loan have been consolidated with the outstanding principal amount secured by such Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

(xxxvii) The Sponsor or the Seller, as applicable has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Depositor and the Indenture Trustee evidencing an interest in the Mortgage Loans in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of Indenture Trustee;

(xxxviii) Except as set forth in clause (xlii), there are no defaults by the Mortgagor in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges which previously became due and owing have been paid, or, if required by the terms of the Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds to the day which precedes by one month the Due Date of the first installment of principal and interest, including, without limitation, taxes and insurance payments, none of the Sponsor, the Seller nor the Servicer has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

(xxxix) At the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the underwriting requirements of the related originator; and the Mortgage File contains an appraisal of the applicable Mortgaged Property;

(xl) None of the Mortgage Loans are graduated payment Mortgage Loans or growth equity Mortgage Loans;

(xli) [Reserved.]

(xlii) (a) Except with respect to no more than 2.27% of the Initial Mortgage Loans in Group II (by Cut-off Date Principal Balance), none of the payments of principal of or interest on or in respect of any Initial Mortgage Loans shall be 30 days or more but less than 60 days past due as of the Cut-off Date; and none and 0.07% of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, was 60 days or more past due as of the Cut-off Date; (b) except as set forth in clause (a) above, all payments required to be made by the Mortgagor under the terms of the Mortgage Note have been made and credited; and (c) to the Sponsor’s or the Seller’s knowledge, as applicable, there was no delinquent recording, tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

(xliii) Upon payment of the Purchase Price for the Mortgage Loans by the Depositor, pursuant to this Agreement, the Sponsor or the Seller, as applicable has transferred to the Depositor in the case of a Mortgage Loan, good and marketable title to each Mortgage Note and Mortgage free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has or had full right and authority, subject to no participation of or agreement with any other person, to sell and assign the same, and following the sale of each Mortgage Loan, the Depositor or the Issuing Entity, as applicable, will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest;

(xliv) The Sponsor or the Seller, as applicable acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

(xlv) The Mortgage Note, the Mortgage, the related Assignment of Mortgage and any other documents required to be delivered by the Sponsor or the Seller, as applicable have been delivered to the Custodian. The Custodian is in possession of a complete, true and accurate Mortgage File in accordance with Section 2.01 hereof. Substantially all the Mortgage Loans have monthly payments due on the first day of each month and each Mortgage Loan had an original term to maturity of no greater than 30 years;

(xlvi) Each Mortgage Loan contains a due-on-sale provision, although each Mortgage Loan may be assumable if permitted by the Servicer under certain circumstances;

(xlvii) Each of the Mortgage and the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xlviii) The Mortgagor has not notified the Sponsor or the Seller, as applicable, and neither the Seller nor the Sponsor has knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act other than as disclosed pursuant to the Prospectus Supplement;

(xlix) To the best of the Sponsor’s or the Seller’s knowledge, as applicable there exists no violation of any local, state, or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. Neither the Seller or the Sponsor has knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Sponsor’s or the Seller’s knowledge, as applicable nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and employment of such Mortgaged Property;

(l) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform in all material respects, to the description thereof set forth in the Prospectus and Prospectus Supplement;

(li) [Reserved]

(lii) No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”);

(liii) Immediately prior to the transfer to the Depositor or the Issuing Entity, as applicable, the Sponsor or the Seller, applicable had good and marketable title thereto, and the Sponsor or the Seller, applicable is the sole legal, equitable owner of beneficial title to and holder of the Mortgage Loan. The Sponsor or the Seller, applicable is conveying the same to the Depositor or the Issuing Entity, as applicable, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same pursuant to this Agreement, except for liens which will be released simultaneously with such conveyance;

(liv) For each Mortgage Loan, the related Mortgage File contains a true, accurate and correct copy of each of the documents and instruments required to be included therein;

(lv) The Servicer meets all applicable requirements under the Sale and Servicing Agreement, is properly qualified to service each Mortgage Loan and has been servicing each Mortgage Loan prior to the Cut-off Date;

(lvi) Reserved;

(lvii) On the basis of a representation by the Mortgagor at the time of origination of the Initial Mortgage Loans, at least 75.22% and 91.47% of the Initial Mortgage Loans in Group I and Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) will be secured by Mortgages on owner-occupied primary residence properties;

(lviii) None of the Initial Mortgage Loans in Group I and the Initial Mortgage Loans in Group II, respectively, (by Cut-off Date Principal Balance) provide for a balloon payment and each Mortgage Note with respect to each such Mortgage Loan requires monthly payments of principal based on either a 40 year or 30 year amortization schedules and have scheduled maturity dates of 30 years or 15 years, respectively, from the due date of the first monthly payment;

(lix) No Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon;

(lx) None of the Mortgage Loans is a “buy down” mortgage loan;

(lxi) [Reserved].

(lxii) No Mortgage Loan is a “High Cost Home Loan” or “Covered Loan,” as applicable, (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6(c) Revised, Appendix E) and no Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”). No Mortgage Loan that was originated (or modified) on or after October 1, 2002 and before March 7, 2003, is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(lxiii) None of the Mortgage Loans are covered by the requirements of the Home Ownership and Equity Protection Act of 1994, as amended, or any comparable state or local law; none of the Mortgage Loans are “section 32” loans or “high cost” loans as defined by applicable predatory and abusive lending laws; none of the Mortgage Loans (by Cut-off Date Principal Balance) require a mortgagor to pay a Prepayment Charge if the mortgagor prepays a Mortgage Loan more than five years after the date the Mortgage Loan was originated;

(lxiv) No Mortgage Loan is a “High-Cost Home Loan” as defined in New York Banking Law 6-1;

(lxv) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

(lxvi) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

(lxvii) No Mortgage Loan in the trust is a “high-cost home,” “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” or “predatory” loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(lxviii) No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(lxix) No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(lxx) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 (MA House Bill 4880);

(lxxi) No Mortgage Loan is a “High-Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1st, 2005 (Indiana Code Ann. §§ 24-9-1 et seq.);

(lxxii) Approximately 70.84% of the Initial Mortgage Loans are subject to prepayment charges as of the Cut-off Date;

(lxxiii) [Reserved.]

(lxxiv) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

(lxxv) Reserved;

(lxxvi) With respect to the Group I Mortgage Loans secured by manufactured housing, such housing will be the principal residence of the borrower upon origination of the Group I Mortgage Loan.

(lxxvii) With respect to the Group I Mortgage Loans that contain a provision permitting the imposition of a premium upon a prepayment prior to maturity: (a) prior to the Mortgage Loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (b) prior to the Mortgage Loan’s origination, the borrower was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Group I Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years and any loans originated prior to such date will not impose prepayment penalties in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the servicer shall not impose such prepayment premium in any instance when the mortgage loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default.

(lxxviii) With respect to the Group I Mortgage Loans, the Group I Mortgage Loan’s Originator offered the borrower mortgage loan products offered by such mortgage loan’s originator, or any affiliate of such mortgage loan’s originator, for which the borrower qualified.

(lxxix) With respect to Mortgaged Properties located in the continental United States and Puerto Rico, no Group I Mortgage Loan secured by a single-family residence has a Principal Balance at origination in excess of $417,000; no Group I Mortgage Loan secured by a two-family residence has a Principal Balance at origination in excess of $533,850; no Group I Mortgage Loan secured by a three-family residence has a Principal Balance at origination in excess of $645,300; and no Group I Mortgage Loan secured by a four-family residence has a Principal Balance at origination in excess of $801,950; with respect to Mortgaged Properties located in Alaska, Guam, Hawaii and the Virgin Islands, no Group I Mortgage Loan secured by a single-family residence has a Principal Balance at origination in excess of $625,500; no Group I Mortgage Loan secured by a two-family residence has a Principal Balance at origination in excess of $800,775; no Group I Mortgage Loan secured by a three-family residence has a Principal Balance at origination in excess of $967,950; and no Group I Mortgage Loan secured by a four-family residence has a Principal Balance at origination in excess of $1,202,925;

(lxxx) No selection procedure reasonably believed by the Sponsor or the Seller, as applicable to be adverse to the interests of the Noteholders was utilized in selecting the Mortgage Loans;

(lxxxi) The terms of the Mortgage Note related to each Mortgage Loan provide that, following an initial period of two or three years following the month in which such Mortgage Loan was originated and semiannually or annually thereafter (each such date, an “Adjustment Date”), the Mortgage Rate on such Mortgage Loan will be adjusted to equal the sum of (a) the related Index and (b) a fixed percentage amount specified in the related Mortgage Note (each, a “Gross Margin”); provided, however, that the Mortgage Rate will not increase or decrease by the related Periodic Rate Cap, and will not increase above a specified maximum Mortgage Rate over the life of the Mortgage Loan (the “Maximum Mortgage Rate”) or decrease below a specified minimum Mortgage Rate over the life of the Mortgage Loan (the “Minimum Mortgage Rate”);

(lxxxii) No error, omission, negligence, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Sponsor or the Seller, as applicable, their respective affiliates or employees or any other person involved in the origination of the Mortgage Loan or in the application for any insurance, including, but not limited to the MI Policy, in relation to such Mortgage Loan;

(lxxxiii) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

(lxxxiv) With respect to each Mortgage Loan secured by manufactured housing, such manufactured housing is permanently affixed to a foundation and constitutes real estate under applicable state law;

(lxxxv) No Mortgage Loans are date of payment or simple interest loans;

(lxxxvi) The sale, transfer, assignment and conveyance of Mortgage Loans by the Sponsor or the Seller, as applicable pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Depositor, the Issuing Entity, the Custodian or the Indenture Trustee to any federal, state or local government (“Transfer Taxes”) other than Transfer Taxes which have or will be paid by the Sponsor or the Seller, as applicable as due;

(lxxxvii) Approximately 5.95% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) with a Loan-to-Value Ratio greater than 60% are covered by an MI Policy issued by an MI Insurer;

(lxxxviii) [Reserved];

(lxxxix) All requirements for the valid transfer of each MI Policy, including any assignments or notices required in each MI Policy, have been satisfied;

(xc) As of the Closing Date with respect to each Initial Mortgage Loan that is subject to a MI Policy, the Sponsor or the Seller, as applicable is unaware of any existing circumstances which would cause the MI Insurer to deny a claim with respect to such Mortgage Loan;

(xci) All appraisals of the Mortgage Loans by the Sponsor or the Seller, as applicable are full URAR/1004 appraisals;

(xcii) All Prepayment Charges are enforceable and were originated in compliance with all applicable federal, state, and local laws;

(xciii) [Reserved.]

(xciv) With respect to Mortgage Loans that are more than 59 days delinquent as of the Cut-off Date, the Sponsor or the Seller, as applicable has made a specific review of the Servicer’s data and records that reflect mortgagor communications and payment history, and has no actual knowledge of an event, condition or mortgagor communication which would cause the Sponsor or the Seller, as applicable to institute foreclosure proceedings;

(xcv) The servicer for each Group I Mortgage Loan has fully furnished (and will fully furnish), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

(xcvi) None of the Group I Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “threshold,” “covered”, “predatory” or “abusive” loans under any other applicable state, federal or local law (including without limitation any regulation or ordinance) (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); and

(xcvii) With respect to any Group I Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(xcviii) With respect to the Group I Mortgage Loans, the methodology used in underwriting the extension of credit for each Group I Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the mortgage loan.

(xcix) With respect to the Group I Mortgage Loans, no borrower under a Group I Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, “points and fees” (x) included origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fee and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

(c) With respect to the Group I Mortgage Loans, all points, fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Group I Mortgage Loan, have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

Upon discovery by the Sponsor or the Seller or upon notice from the Depositor, the Indenture Trustee, or the Custodian, as applicable, of a breach of any representation or warranty in Section 3.05 which materially and adversely affects the interests of the Noteholders the Sponsor or the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Indenture Trustee at the Repurchase Price, or (B) substitute one or more Qualified Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

Upon discovery by the Sponsor or the Seller or upon notice from the Depositor, the Issuing Entity, the Indenture Trustee, or the Custodian, as applicable, of a breach of any representation or warranty in this Section 4.01 with respect to any Mortgage Loan or upon the occurrence of a Repurchase Event, which materially and adversely affects the value of the related Mortgage Loan or the interests of any Noteholders or of the Depositor, the Issuing Entity, or the Indenture Trustee in such Mortgage Loan (notice of which shall be given to the Depositor, the Custodian and the Indenture Trustee by the Sponsor, if it discovers the same) the Sponsor or the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Indenture Trustee at the Repurchase Price, or (ii) substitute one or more Qualified Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below; provided, however, that a breach of any of the representations and warranties found in subsections (xx), (lii), (lxii), (lxvii), (lxxiv), (lxxv),

(lxxvi), (lxxvii), (lxxviii), (lxxix), (xcvii), (xcviii), (xcix), (c), (ci) and (cii) shall be deemed to materially and adversely affect the interest of the Noteholders. The Repurchase Price for any such Mortgage Loan repurchased by the Sponsor or the Seller shall be deposited or caused to be deposited by the Servicer in the Collection Account maintained by it pursuant to Section 5.06 of this Agreement.

In the event that the Sponsor or the Seller, as applicable elects to substitute an Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 4.01, the Sponsor shall deliver to the Custodian on behalf of the Indenture Trustee, with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by Section 2.01 hereof, with the Mortgage Note endorsed as required by such Section 2.01 hereof. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to the Sponsor on the next succeeding Payment Date. For the month of substitution, payments to the Collection Account pursuant to the Sale and Servicing Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Sponsor or the Seller, as applicable shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Custodian and the Indenture Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the Sale and Servicing Agreement in all respects, the Sponsor or the Seller, as applicable shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained herein set forth in this Section 4.01, to the extent set forth in the definition of “Qualified Substitute Mortgage Loan”, as of the date of substitution, and the Sponsor or the Seller, as applicable shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (such amount, a “Substitution Adjustment Amount”), if any, by which (i) the Repurchase Price that would otherwise apply to such Deleted Mortgage Loan, exceeds (ii) the principal balance of the related Qualified Substitute Mortgage Loan (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Collection Account in the month of substitution). The Sponsor or the Seller, as applicable shall pay the amount of such shortfall to the Servicer for deposit into the Collection Account on the day of substitution, without any reimbursement therefor.

Upon receipt by the Indenture Trustee of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Qualified Substitute Mortgage Loan and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian shall, on behalf of the Indenture Trustee, cause to be released to the Sponsor or the Seller, as applicable the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Sponsor or the Seller, as applicable or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Indenture Trustee.

It is understood and agreed that the obligation of the Sponsor or the Seller, as applicable to cure any breach with respect to or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 8.02 of this Agreement, constitute the sole remedy respecting such breach available to the Depositor, the Indenture Trustee, the Noteholders or the Custodian against the Sponsor or the Seller, as applicable.

It is understood and agreed that the representations and warranties set forth in this Section 4.01 shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Indenture Trustee.

ARTICLE V

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 5.01. Servicer to Assure Servicing.

(a) The Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and Accepted Servicing Practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. Subject to Section 5.06(b), the authority of the Servicer, in its capacity as Servicer, and any Subservicer acting on its behalf, shall include, without limitation, the power to (i) consult with and advise any Subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Servicer shall include, in addition, the power on behalf of the Noteholders, the Indenture Trustee, or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and Mortgages (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Servicer and any Subservicer acting on its behalf may, and is hereby authorized, and empowered by the Indenture Trustee when the Servicer believes it is reasonably necessary in its best judgment in order to comply with its servicing duties hereunder, to execute and deliver, on behalf of itself, the Noteholders, the Indenture Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the insurance policies and the accounts related thereto, and the Mortgaged Properties. The Servicer may exercise this power in its own name or in the name of a Subservicer.

The Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuing Entity and the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b) Notwithstanding the provisions of Subsection 5.01(a), the Servicer shall not take any action inconsistent with the interests of the Indenture Trustee, or the Noteholders or with the rights and interests of the Indenture Trustee, or the Noteholders under this Agreement.

(c) The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer the related Mortgage Loans and REO Property and the Indenture Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney.

(d) The Servicer further is authorized and empowered by the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, when the Servicer believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS System, or cause the removal from the registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Indenture Trustee, then any related expenses shall be reimbursable to the Servicer by the Issuing Entity.

Section 5.02. Subservicing Agreements Between Servicer and Subservicers.

(a) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans comparable to the Mortgage Loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement. Any Subservicing Agreement entered into by the Servicer shall include the provision that such Agreement may be immediately terminated (i) (x) with cause and without any termination fee by the Servicer hereunder and/or (y) without cause, in which case the Servicer shall be solely responsible for any termination fee or penalty resulting therefrom and (ii) at the option of the Indenture Trustee upon the termination or resignation of the Servicer hereunder, in which case the Servicer shall be solely responsible for any termination fee or penalty resulting therefrom. In addition, each Subservicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer and the Subservicers may enter into Subservicing Agreements and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements providing for, among other things, the delegation by the Servicer to a Subservicer of additional duties regarding the administration of the Mortgage Loans; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Noteholders, without the consent of the Noteholders holding at least 51% of the aggregate Voting Rights.

(b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee, and the Noteholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

Section 5.03. Successor Subservicers.

The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that upon termination, the Servicer shall either act as servicer of the related Mortgage Loans or enter into an appropriate contract with a successor Subservicer, pursuant to which such successor Subservicer will be bound by all relevant terms of the related Subservicing Agreement pertaining to the servicing of such Mortgage Loans.

Section 5.04. Liability of the Servicer.

(a) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall under all circumstances remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with this Agreement. The obligations and liability of the Servicer shall not be diminished by virtue of Subservicing Agreements or by virtue of indemnification of the Servicer by any Subservicer, or any other Person. The obligations and liability of the Servicer shall remain of the same nature and under the same terms and conditions as if the Servicer alone were servicing and administering the related Mortgage Loans. The Servicer shall, however, be entitled to enter into indemnification agreements with any Subservicer or other Person and nothing in this Agreement shall be deemed to limit or modify such indemnification. For the purposes of this Agreement, the Servicer shall be deemed to have received any payment on a Mortgage Loan on the date the Subservicer received such payment.

(b) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Custodian, the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer, except as set forth in Section 3.05.

Section 5.05. Assumption or Termination of Subservicing Agreements by the Indenture Trustee.

(a) If the Indenture Trustee or its designee as the successor Servicer, shall assume the servicing obligations of the Servicer in accordance with Section 8.02 below, the Indenture Trustee or its designee as the successor Servicer, to the extent necessary to carry out the provisions of Section 8.02 with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Servicer under each of the Subservicing Agreements. In such event, the Indenture Trustee or its designee as the successor Servicer shall be deemed to have assumed all of the Servicer’s rights and obligations therein and to have replaced the Servicer as a party to such Subservicing Agreements to the same extent as if such Subservicing Agreements had been assigned to the Indenture Trustee or its designee as a successor Servicer, except that the Indenture Trustee or its designee as a successor Servicer shall not be deemed to have assumed any obligations or liabilities of the Servicer arising prior to such assumption or as a result of the Indenture Trustee’s or its designee’s terminating any Subservicer upon the Indenture Trustee or its designee becoming successor Servicer and the Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreements arising prior to such assumption or as a result of the Indenture Trustee’s or its designee’s terminating any Subservicer upon the Indenture Trustee or its designee becoming successor Servicer.

(b) The Indenture Trustee or its designee as the successor Servicer may terminate any Subservicer upon becoming successor Servicer. Any termination fees will be paid by the terminated Subservicer.

(c) In the event that the Indenture Trustee or its designee as successor Servicer assumes the servicing obligations of the Servicer under Section 8.02, upon the request of the Indenture Trustee or such designee as successor Servicer, the Servicer shall at its own expense deliver to the Indenture Trustee, or at its written request to such designee, originals or, if originals are not available, photocopies of all documents, files and records, electronic or otherwise, relating to the Subservicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements, or responsibilities hereunder to the Indenture Trustee, or at its written request to such designee as successor Servicer.

Section 5.06. Collection of Mortgage Loan Payments.

(a) The Servicer will coordinate and monitor remittances by Subservicers to it with respect to the Mortgage Loans in accordance with this Agreement.

(b) The Servicer shall make its best reasonable efforts to collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow, and use its best reasonable efforts to cause Subservicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Servicer or the related Subservicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies; provided, however, that the Servicer or the related Subservicer may permit the foregoing only if it believes, in good faith, that recoveries of Monthly Payments will be maximized; provided further, however, with respect to Mortgage Loans insured by an MI Policy, that the Servicer may not without the prior written consent of the MI Insurer permit any waiver, modification or variance which would (a) reduce or eliminate the coverage provided under the MI Policy (b) change the loan rate, (c) forgive any payment of principal or interest, (d) lessen the lien priority or (e) extend the final maturity date of a Mortgage Loan past 12 months after the original maturity date on such Mortgage Loan. In the event the Servicer or related Subservicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make an Advance or shall cause the related Subservicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Servicer or the related Subservicer to make an Advance shall apply only to the extent that the Servicer believes, in good faith, that such advances are not Nonrecoverable Advances. The Servicer shall pay the amount of any waived prepayment charge at the time of payoff if such prepayment charge was waived for a reason other than that specified in this Section 5.06(b).

(c) Within five Business Days after the Servicer has determined that all amounts which it expects to recover from or on account of a Liquidated Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, the Servicer shall provide to the Indenture Trustee an Officer’s Certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination.

(d) The Servicer shall establish a segregated account (the “Collection Account”), which shall be an Eligible Account, which shall be titled “Collection Account, JPMorgan Chase Bank, National Association, as Indenture Trustee for the registered holders of NovaStar Mortgage Funding Trust, Series 2006-MTA1, Home Equity Loan Asset-Backed Notes, Series 2006-MTA1”, in which the Servicer shall deposit or cause to be deposited any amounts representing payments on and any collections in respect of the Mortgage Loans received by it after the Cut-Off Date within two Business Days (or such longer period of time due to exception item processing) following receipt thereof, including the following payments and collections received or made by it (without duplication):

(i) all payments of principal or interest on the Mortgage Loans received by the Servicer directly from Mortgagors or from the respective Subservicer;

(ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 5.19;

(iii) Net Liquidation Proceeds;

(iv) all proceeds of any Mortgage Loans repurchased by the Sponsor or the Seller, as applicable pursuant to the this Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Qualified Substitute Mortgage Loan pursuant to this Agreement;

(v) Insurance Proceeds, other than Net Liquidation Proceeds, and MI Insurance Proceeds resulting from any insurance policy maintained on a Mortgaged Property;

(vi) any Advance and any Compensating Interest payments; and

(vii) any other amounts received by the Servicer, including all Foreclosure Profits, assumption fees, prepayment penalties and any other fees that are required to be deposited in the Collection Account pursuant to this Agreement;

provided, however, that with respect to each Due Period, the Servicer shall be permitted to retain from payments actually collected in respect of interest on the Mortgage Loans, the Servicing Fee for such Due Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account late payment charges payable by Mortgagors, as further described in Section 5.15, or amounts received by the Subservicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Collection Account is so deposited, the Servicer may at any time (prior to being terminated under this Agreement) withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account for the benefit of the Indenture Trustee, and the Noteholders, as their interests may appear.

Funds in the Collection Account may be invested in Eligible Investments with a maturity date no later than the Business Day immediately preceding the Servicer Remittance Date, but shall not be commingled with the Servicer’s own funds or general assets or with funds respecting payments on mortgage loans or with any other funds not related to the Notes. All such investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders, provided, however, that income earned on such Eligible Investments shall be for the account of the Servicer. Such funds shall be invested at the written direction of the Servicer or if the Servicer does not provide such written direction such funds shall be retained by the Indenture Trustee uninvested. The Servicer shall be obligated to cover losses on such Eligible Investments.

(e) The Servicer will require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts in the name of the Indenture Trustee meeting the requirements of an Eligible Account, and such funds shall not be invested. The Subservicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and any other funds. Each Subservicer shall make remittances to the Servicer no later than one Business Day following receipt thereof and the Servicer shall deposit into the Collection Account any such remittances received from any Subservicer within one Business Day following receipt by the Servicer.

Section 5.07. Withdrawals from the Collection Account.

(a) The Servicer shall, from time to time as provided herein, make withdrawals from the Collection Account of amounts on deposit therein pursuant to Section 5.06 that are attributable to the Mortgage Loans for the following purposes (without duplication):

(i) to deposit in the Payment Account, by the Servicer Remittance Date prior to each Payment Date, all collections on the Mortgage Loans required to be distributed from the Payment Account on a Payment Date;

(ii) to the extent deposited to the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to Section 5.11, or Liquidation Expenses, paid pursuant to Section 5.13, such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) which represent late recoveries of the payments for which such expenses were paid, or from related Liquidation Proceeds;

(iii) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 5.15, an amount equal to the related Servicing Fee (to the extent not retained pursuant to Section 5.06);

(iv) to pay to itself or the Sponsor or the Seller, as applicable, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased by the Sponsor or the Seller, as applicable, the Servicer or other entity, all amounts received thereon and not required to be distributed to Noteholders as of the date on which the related Repurchase Price is determined;

(v) to reimburse the Servicer or any Subservicer for any unreimbursed Advance of its own funds or any unreimbursed advance of such Subservicer’s own funds, the right of the Servicer or a Subservicer to reimbursement pursuant to this subclause (v) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance or advance was made;

(vi) to reimburse the Servicer or any Subservicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Servicer or such Subservicer pursuant to Section 5.13: (x) in good faith in connection with the restoration of the related Mortgaged Property which was damaged by the uninsured cause, (y) in connection with the liquidation of such Mortgage Loan, or (z) with respect to an MI Claim Payment Advance made by the Servicer with respect to such Mortgage Loan;

(vii) to reimburse the Servicer or any Subservicer for any unreimbursed Nonrecoverable Advance previously made, and otherwise not reimbursed pursuant to this Section 5.07(a);

(viii) to withdraw any other amount deposited in the Collection Account that was not required to be deposited therein pursuant to Section 5.06;

(ix) to reimburse the Servicer for costs associated with the environmental report handling the presence of any toxic or hazardous substance on a Mortgaged Property as set forth in Section 5.13(c);

(x) to clear and terminate the Collection Account upon a termination pursuant to Section 9.01;

(xi) to pay to the Servicer income earned on Eligible Investments in the Collection Account;

(xii) to pay to the MI Insurer the monthly MI Premiums due under each MI Policy from payments received (or Advances made) on account of interest due on the related Mortgage Loan; and

(xiii) to make an Advance with respect to a Mortgage Loan that is Delinquent from funds held in the Collection Account as contemplated by Section 5.24, provided that the amount withdrawn for such an Advance is immediately deposited into the Payment Account.

Withdrawals made pursuant to clause (xii) shall be made on a first priority basis. In connection with withdrawals pursuant to clauses (ii), (iii), (iv), (v) and (vi), the Servicer’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, and the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

(b) Notwithstanding the provisions of this Section 5.07, the Servicer may, but is not required to, allow the Subservicers to deduct from amounts received by them or from the related account maintained by a Subservicer, prior to deposit in the Collection Account, any portion to which such Subservicers are entitled as reimbursement of any reimbursable Advances made by such Subservicers.

Section 5.08. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

(a) The Servicer shall establish and maintain or cause the related Subservicer to establish and maintain, one or more Servicing Accounts. The Servicer or a Subservicer will deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

(b) The deposits in the Servicing Accounts shall be held in trust by the Servicer or a Subservicer (and its successors and assigns) in the name of the Indenture Trustee. Such Servicing Accounts shall be Eligible Accounts and, if permitted by applicable law, invested in Eligible Investments held in trust by the Servicer or a Subservicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment; withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the Servicer or a Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement. Amounts received from Mortgagors for deposit into the Servicing Accounts shall be deposited in the Servicing Accounts by the Servicer within two days of receipt. The Servicer shall advance from its own funds amounts needed to pay items payable from the Servicing Accounts if the Servicer reasonably believes that such amounts are recoverable from the related Mortgagor. The Servicer shall comply with all laws relating to the Servicing Accounts, including laws relating to payment of interest on the Servicing Accounts. If interest earned by the Servicer on the Servicing Accounts is not sufficient to pay required interest on the Servicing Accounts, the Servicer shall pay the difference from its own funds. The Servicing Accounts shall not be the property of the Issuing Entity.

Section 5.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Servicer shall provide, and shall cause any Subservicer to provide, to the Indenture Trustee, access to the documentation regarding the related Mortgage Loans and REO Property and to the

Noteholders, Beneficial Owners, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Custodian and Indenture Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer or the Subservicers that are designated by these entities; provided, however, that, unless otherwise required by law, the Servicer and any Subservicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Indenture Trustee shall coordinate its request for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Servicer or any Subservicer. The Servicer, the Subservicers, the Indenture Trustee and the Custodian shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

Section 5.10. [Reserved].

Section 5.11. Maintenance of Hazard Insurance and Fidelity Coverage.

(a) The Servicer shall maintain and keep, or cause each Subservicer to maintain and keep, with respect to each Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause, provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,500 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multi-peril policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 5.11(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 5.11(a) and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement. Any such deposit by the Servicer shall be made on the last Business Day of the Due Period in the month in which payments under any such policy would have been deposited in the Collection Account. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Issuing Entity, and the Indenture Trustee, claims under any such blanket policy.

(b) Any amounts collected by the Servicer or a Subservicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer’s or a Subservicer’s normal servicing procedures, the Mortgage Note, the Mortgage or applicable law) shall be deposited in the Collection Account.

(c) Any cost incurred by a Servicer or a Subservicer in maintaining any such individual hazard insurance policies shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly payments to Noteholders, notwithstanding that the terms of the Mortgage Loan so permit. Such costs of maintaining individual hazard insurance policies shall be recoverable by the Servicer or a Subservicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Servicer from the Repurchase Price, to the extent permitted by Section 5.07.

(d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer shall ensure that, with respect to such Mortgage Loan or such REO Property, flood insurance is acquired (to the extent available and in accordance with mortgage servicing industry practice). Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,500 or 1% of the applicable amount of coverage, whichever is less.

(e) If insurance complying with Subsections 5.11 (a) and (d) has not been maintained and there shall have been a loss which would have been covered by such insurance had it been maintained, the Servicer shall pay, or cause the related Subservicer to pay, for any necessary repairs without any right of reimbursement.

(f) The Servicer shall present, or cause the related Subservicer to present, claims under any related hazard insurance or flood insurance policy.

(g) The Servicer shall obtain and maintain at its own expense, and shall cause each Subservicer to obtain and maintain at its own expense, and for the duration of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer’s and such Subservicer’s officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall correspond with the FNMA/FHMLC levels presently maintained by the Servicer. The Servicer shall promptly notify the Indenture Trustee of any material change in the terms of such bond or policy. The Servicer shall provide annually by March 31st of each year, to the Indenture

Trustee a certification stating that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Servicer shall, to the extent possible, give the Indenture Trustee ten days’ notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be deposited in the Collection Account.

Section 5.12. Due-on-Sale Clauses; Assumption Agreements.

(a) In any case in which the Servicer is notified by any Mortgagor or Subservicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Servicer shall enforce, or shall instruct such Subservicer to enforce, any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law. The Servicer or the related Subservicer may repurchase a Mortgage Loan at the Repurchase Price when the Servicer requires acceleration of the Mortgage Loan, but only if the Servicer is satisfied, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee, that such Mortgage Loan is in default or default is reasonably foreseeable. If the Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Servicer is authorized, and may authorize any Subservicer, to consent to a conveyance subject to the lien of the Mortgage, and, with the consent of the MI Insurer, if applicable, to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, on condition, however, that the related Mortgage Loan shall continue to be covered by a hazard policy. In connection with any such assumption, no material term of the related Mortgage Note may be changed. The Servicer shall notify the Custodian and Indenture Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Custodian the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

(b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy.

Section 5.13. Realization Upon Defaulted Mortgage Loans.

(a) The Servicer shall, or shall direct the related Subservicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.06, except that the

Servicer shall not, and shall not direct the related Subservicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste or other environmental hazards thereon unless the Servicer follows the procedures in Subsection (c) below. In connection with such foreclosure or other conversion, the Servicer in conjunction with the related Subservicer, if any, shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Noteholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 5.13(b). The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Noteholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Collection Account pursuant to Section 5.07) or through Insurance Proceeds (respecting which it shall have similar priority). The Servicer shall be responsible for all costs and expenses constituting Liquidation Expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as set forth in Section 5.07. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Liquidation Proceeds.

Any subsequent collections with respect to any Liquidated Mortgage Loan shall be deposited to the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Servicer may take into account any estimated additional Liquidation Expenses expected to be incurred in connection with the related defaulted Mortgage Loan.

In the event that a Mortgage Loan would be properly classified as a Liquidated Mortgage Loan but for the fact that not all MI Insurance Proceeds claimed under the related MI Policy have been received, the Servicer may, from its own funds, make an advance (an “MI Claim Payment Advance”) to the Collection Account in an amount not to exceed the claimed amount of such MI Insurance Proceeds not yet received. The Servicer shall not make any MI Claim Payment Advance with respect to a claim under an MI Policy if an MI Insurer Insolvency Event has occurred and is continuing with respect to the related MI Insurer. In the event that the MI Claim Payment Advance equals the claimed amount on such MI Policy, then upon the deposit of such MI Claim Payment Advance into the Collection Account the related Mortgage Loan shall be considered a “Liquidated Mortgage Loan.”

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or Note of sale shall be issued to the Indenture Trustee and held by the Custodian, who shall hold the same on behalf of Indenture Trustee and the Issuing Entity in accordance with this Agreement. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuing Entity until such time as such property shall be sold.

The Indenture Trustee shall have no obligation and no liability for failing to pay premiums, receive returned insurance premiums or maintain the MI Policies.

(b) The Servicer shall not acquire any real property (or any personal property incident to such real property) on behalf of the Trust Estate except in connection with a default or reasonably foreseeable default of a Mortgage Loan. In the event that the Servicer acquires any real property (or personal property incident to such real property) on behalf of the Trust Estate in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer on behalf of the Trust Estate as soon as reasonably practicable, but in no event later than three years after its acquisition on behalf of the Trust Estate.

(c) With respect to any Mortgage Loan as to which the Servicer or a Subservicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Servicer shall take such action as it deems to be in the best economic interest of the Trust Estate (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage. The parties hereto acknowledge that the Servicer shall not obtain on behalf of the Issuing Entity a deed as a result or in lieu of foreclosure, and shall not otherwise acquire possession of or title to, or commence any proceedings to acquire possession of or title to, or take any other action with respect to, any Mortgaged Property, if the Issuing Entity could reasonably be considered to be a responsible party for any liability arising from the presence of any toxic or hazardous substance on the Mortgaged Property.

Section 5.14. Custodian to Cooperate; Release of Mortgage Files.

(a) Upon payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian and the Indenture Trustee by a certification signed by a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account have been so deposited) and shall request delivery to the Servicer or Subservicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Indenture Trustee, shall promptly cause to be released the related Mortgage File to the Servicer or Subservicer and the Indenture Trustee shall execute and deliver to the Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by the Servicer), together with the Mortgage Note with written evidence of cancellation thereon.

(b) From time to time as is appropriate, for the servicing or foreclosure of any Mortgage Loan or collection under an insurance policy, the Servicer may deliver to the Indenture Trustee and the Custodian a Request for Release signed by a Servicing Officer on behalf of the Servicer in substantially the form attached as Exhibit E hereto. Upon receipt of the Request for Release, the Custodian, on behalf of the Indenture Trustee, shall deliver the Mortgage File or any document therein to the Servicer or Subservicer, as the case may be, as bailee for the Indenture Trustee.

(c) The Servicer shall cause each Mortgage File or any document therein released pursuant to Subsection 5.14(b) to be returned to the Custodian when the need therefor no longer exists, and in any event within 21 days of the Servicer’s receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File or any document to the Custodian, the Servicer, the related insurer or Subservicer to whom such file or document was delivered shall retain such file or document in its respective control as bailee for the Custodian, on behalf of the Indenture Trustee, unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian and the Indenture Trustee, an Officer’s Certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Custodian, on behalf of the Indenture Trustee, shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Collection Account.

(d) The Indenture Trustee shall execute and deliver or cause to be executed and delivered to the Servicer any court pleadings, requests for trustee’s sale or other documents necessary (i) for the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) for any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) to obtain a deficiency judgment against the Mortgagor; or (iv) to enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity. Together with such documents or pleadings the Servicer shall deliver to the Indenture Trustee an Officer’s Certificate of a Servicing Officer in which it requests the Indenture Trustee to execute or cause to be executed the pleadings or documents. The Officer’s Certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Indenture Trustee’s execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the insurance policies or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or Indenture Trustee’s sale.

Section 5.15. Servicing Compensation.

(a) As compensation for its activities hereunder, the Servicer shall be entitled to receive the Servicing Fee from full payments of accrued interest on each Mortgage Loan. The Servicer shall be solely responsible for paying any and all fees with respect to a Subservicer, and the Indenture Trustee and the Trust Estate shall not bear any fees, expenses or other costs directly associated with any Subservicer.

(b) The Servicer may retain additional servicing compensation in the form of late payment charges, to the extent such charges are collected from the related Mortgagors and investment earnings on the Collection Account. The Servicer shall be required to pay all expenses it incurs in connection with servicing activities under this Agreement and shall not be entitled in connection with servicing activities under this Agreement to reimbursement except as provided in this Agreement. Expenses to be paid by the Servicer without reimbursement under this Subsection 5.15(b) shall include payment of the expenses of the accountants retained pursuant to Section 5.17.

Section 5.16. Annual Statements of Compliance.

The Servicer will deliver to the Issuing Entity, the Indenture Trustee, the Rating Agencies, the Seller and the Sponsor on or before March 1st of each year, beginning March 1st, 2007, an Officer’s Certificate of the Servicer (an “Annual Statement of Compliance”) stating, that (a) a review of the activities of the Servicer, during the preceding calendar year and of its performance under this Agreement has been made under such officer’s supervision and (b) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer or subcontractor that meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB, the Servicer or the related servicer (as the case may be) shall deliver a similar Annual Statement of Compliance by that subservicer or subcontractor to the Indenture Trustee, the Sponsor and the Rating Agencies as described above as and when required with respect to the servicer.

Section 5.17. Assessments of Compliance and Attestation Reports.

The Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, each of the Servicer and the Indenture Trustee (each, an “Attesting Party”) shall deliver to the Indenture Trustee and the Depositor on or before March 15th of each calendar year in which the Issuing Entity is required to file a Form 10-K beginning in 2007, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(i) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

(ii) A statement by such officer that such Attesting Party used the Servicing Criteria set forth in Item 1122(d) of Regulation AB to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(iii) An assessment by such officer of the related Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

(iv) A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(v) A statement as to which of the Servicing Criteria, if any, are not applicable to such Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to the related Attesting Party.

On or before March 15th of each calendar year in which the Issuing Entity is required to file a Form 10-K beginning in 2007, each Attesting Party specified in this Section shall furnish to the Indenture Trustee and the Depositor a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Servicer or the Indenture Trustee, as the case may be shall cause any subservicer, and each subcontractor determined by it to be materially “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

Notwithstanding the foregoing, as to any subcontractor (as defined in the related servicing agreement), an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Issuing Entity.

In addition, the Custodian shall deliver to the Sponsor and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit H hereto which are indicated as applicable to a “custodian.”

Section 5.18. Reports Filed with Securities and Exchange Commission.

(a) (i) (A) Within 15 days after each Payment Date for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Form 10-D, signed by the Servicer, with a copy of the monthly statement to be furnished by the Indenture Trustee to the Noteholders for such Payment Date; provided that the Indenture Trustee shall have received no later than five (5) calendar days after the related Servicer Reporting Date, all information required to be provided to the Indenture Trustee as described below. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be approved by the Depositor.

Within five (5) calendar days after the related Servicer Reporting Date, (i) the parties set forth in Exhibit I shall be required to provide, pursuant to section 5.18(a)(iv) below, to the Indenture Trustee and the Depositor, to the extent known (by a Responsible Officer in the case of the Owner Trustee), in EDGAR-compatible format at the following email address: sf_sec@jpmorgan.com, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

(B) After preparing the Form 10-D, the Indenture Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor and the Servicer for review. No later than two (2) Business Days prior to the 15th calendar day after the related Payment Date, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. For administrative convenience, the Depositor or the Servicer may deliver executed signature pages to the Indenture Trustee to be held by the Indenture Trustee in escrow and attached to a Form 10-D only upon such Depositor’s or Servicer’s electronic notification to the Indenture Trustee authorizing such attachment. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 5.18(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Sponsor will make available on its internet website a final executed copy of each Form 10-D. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 11.06. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under Sections 5.18(a)(i) and (v) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Indenture Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(ii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”) for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, the Indenture Trustee shall prepare and file on behalf of the Issuing Entity any Form 8-K prepared by the Depositor, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Notes; provided further, that the Indenture Trustee shall only be responsible for filing such Form 8-K if the Indenture Trustee has been notified by the Depositor of the necessity therefore and provided with the disclosure to be included therein. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be prepared by the Depositor.

(B) For so long as the Issuing Entity is subject to the Exchange Act reporting requirements, no later than 12:00 p.m. New York time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit I shall be required pursuant to Section 5.18(a)(iv) below to provide to the Indenture Trustee and the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C) No later than the end of business New York City time on the 3rd Business Day after the Reportable Event, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 5.18(a)(v). Promptly (but no later than 1 Business Day) after filing with the Commission, the Sponsor will, make available on its internet website a final executed copy of each Form 8-K. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 11.06. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under this Section 5.18(a)(ii) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 5.18(a)(ii). The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Indenture Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iii) (A) Within 90 days after the end of each fiscal year of the Issuing Entity or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Issuing Entity ends on December 31st of each year) for so long as the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in March 2007, the Indenture Trustee shall prepare and file on behalf of the Issuing Entity a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Indenture Trustee within the applicable time frames set forth in this Agreement, (1) an annual compliance statement of the Servicer and any subservicer, as described under Section 5.16, the annual reports on assessment of compliance with Servicing Criteria for the Servicer, each subservicer and each subcontractor materially participating in the Servicing Function, each Servicing Function Participant, the Indenture Trustee and each custodian, as described under Section 5.10, (2) the registered public accounting firm attestation report for the Servicer, and the Indenture Trustee, as described under Section 5.10, which shall identify any material instance of noncompliance, disclosure identifying such instance of noncompliance, and (3) a Sarbanes-Oxley Certification as described in this Section 5.18 (a)(iii)(D) below. Any disclosure or information in addition to (1) through (3) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and approved by the Depositor.

(B) No later than March 5th of each year that the Issuing Entity is subject to the Exchange Act reporting requirements, commencing in 2007, (1) the parties set forth in Exhibit I shall be required to provide pursuant to Section 5.18(a)(iv) below to the Indenture Trustee and the Depositor, to the extent known (by a Responsible Officer in the case of the Indenture Trustee and the Owner Trustee), in EDGAR-compatible format, at the email address set forth in Section 11.06 hereof with respect to the Indenture Trustee, or in such other form as otherwise agreed upon by the Indenture Trustee and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Indenture Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

(C) After preparing the Form 10-K, the Indenture Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than 12:00 p.m. New York time on the 4th Business Day prior to the 10-K Filing Deadline, either the Depositor or a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Indenture Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Indenture Trustee will follow the procedures set forth in Section 5.18(a)(v). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Sponsor will make available on its internet website a final executed copy of each Form 10-K. The signing party at the Depositor or the Servicer can be contacted as set forth in Section 11.06. The parties to this Agreement acknowledge that the performance by the Indenture Trustee of its duties under Sections 5.18(a)(iii) and (v) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Section 5.16 and Section 5.17. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Indenture Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), required to be included therewith pursuant to the Sarbanes-Oxley Act. The Servicer and the Indenture Trustee, shall and the Servicer shall cause any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Issuing Entity is subject to the reporting requirements of the Exchange Act, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit J-2, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying

Person, “Certification Parties”) can reasonably rely. The senior officer of the Servicer shall serve as the Certifying Person on behalf of the Issuing Entity. Such officer of the Certifying Person can be contacted as set forth in Section 11.06. In the event the Indenture Trustee is terminated or resigns pursuant to the terms of this Agreement, the Indenture Trustee shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 5.18(a)(iii) with respect to the period of time it was subject to this Agreement.

(iv) With respect to any Additional Form 10-D Disclosure or Additional From 10-K Disclosure (collectively, the “Additional Disclosure”) relating to the Trust Estate, the Indenture Trustee’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit I as the responsible party for providing that information, if other than the Indenture Trustee, as and when required as described in Section 5.18(a)(i) through (iii) above. Each of the Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Indenture Trustee and the Depositor all Additional Disclosure relating to the Trust Estate, with respect to which such party is indicated in Exhibit I as the responsible party for providing that information.

(v) With respect to any Form 8-K Disclosure Information (collectively, the “8-K Additional Disclosure”) relating to the Trust Estate, the Depositor’s obligation to include such 8-K Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit I as the responsible party for providing that information, if other than the Depositor, as and when required as described in Section 5.18(a)(i) through (iii) above. Each of the Indenture Trustee, Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Depositor all 8-K Additional Disclosure relating to the Trust Estate, with respect to which such party is indicated in Exhibit I as the responsible party for providing that information.

(vi) (A) On or prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 relating to the automatic suspension of reporting in respect of the Issuing Entity under the Exchange Act.

(B) In the event that the Indenture Trustee is unable to timely file with the Commission all or any required portion of any Form 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Indenture Trustee will immediately notify the Depositor and the Servicer. In the case of Form 10-D and 10-K, the Depositor, Servicer and Indenture Trustee will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Depositor will, upon receipt of all required Form 8-K Disclosure Information provide such Form 8-K Disclosure Information to the Indenture Trustee for inclusion on the next Form 10-D. In the event that any previously filed Form 10-D or 10-K needs to be amended, the Indenture Trustee (to the extent of actual knowledge) will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Servicer. The Depositor and Servicer acknowledge that the performance by the Indenture

Trustee of its duties under this Section 5.18(a)(v) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 10-D or 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Indenture Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 10-D or 10-K, where such failure results from the Indenture Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as is necessary for the preparation and filing of all required reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section 5.18; provided, however, the Indenture Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Issuing Entity as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Indenture Trustee under the Exchange Act shall be sent to the Depositor as set forth in Section 11.06.

(b) In connection with the filing of any 10-K hereunder, the Indenture Trustee shall sign a certification (a “Form of Back-Up Certification to Form 10-K Certificate,” substantially in the form attached hereto as Exhibit J-2) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Depositor, provided, however, that the Indenture Trustee shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K.

Section 5.19. Optional Purchase of Defaulted Mortgage Loans.

(a) The Servicer shall have the right, but not the obligation, to purchase any Mortgage Loan which becomes 90 days or more delinquent at a purchase price equal to the Repurchase Price (a) within 29 days after the date the Mortgage Loan becomes 90 days delinquent or (b) on the date the Servicer liquidates the related Mortgaged Property. The procedure for such purchase shall be the same as for a repurchase made by the Sponsor or the Seller under this Agreement. With respect to any Mortgage Loans being purchased pursuant to this Section 5.19, the Servicer shall purchase the most delinquent Mortgage Loans before purchasing other less delinquent Mortgage Loans. The Servicer or the related Subservicer may purchase a Mortgage Loan at the Repurchase Price when the Servicer requires acceleration of the Mortgage Loan, but only if the Servicer is satisfied, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee, that such Mortgage Loan is in default or default is reasonably foreseeable and that the conditions to such optional purchase as set forth herein have been fulfilled.

(b) The Servicer may not repurchase pursuant to this Section 5.19 more than 10% of the Mortgage Loans, measured by the outstanding Principal Balance of the Mortgage Loans repurchased as a percentage of the Cut-off Date Principal Balance.

Section 5.20. Information Required by the Internal Revenue Service Generally and Reports of Foreclosures and Abandonments of Mortgaged Property.

The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J, Section 6050H (reports relating to mortgage interest received) and Section 6050P of the Code (reports relating to cancellation of indebtedness).

Section 5.21. Optional Purchase of Mortgage Loans.

The Depositor has the right, but not the obligation, to purchase any Mortgage Loan at a purchase price equal to the Repurchase Price, if the Depositor deems it advisable in the administration or servicing of the Mortgage Loans. The Depositor may not repurchase pursuant to this Section 5.21 more than twenty-five (25) of the Mortgage Loans. The procedure for such purchase shall be the same as for a repurchase made by the Sponsor under this Agreement.

Section 5.22. [Reserved].

Section 5.23. Servicing and Administration of the MI Policies.

(a) The Servicer shall take all such actions on behalf of the Indenture Trustee as are necessary to service, maintain and administer the MI Policies and to perform the Indenture Trustee’s obligations and enforce the Indenture Trustee’s rights under the MI Policies, which actions shall conform to the standards of an institution prudently administering MI Policies for its own account. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Issuing Entity to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the MI Policies. The Servicer shall make its best reasonable efforts to file all insured claims under the MI Policies and collect from the MI Insurer all Insurance Proceeds due to the Indenture Trustee under the MI Policies. The Servicer shall not take, or permit any subservicer to take, any action which would result in non-coverage under any applicable MI Policy of any loss which, but for the actions of the Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect each such MI Policy for the life of the Mortgage Loan; provided, however, that if a MI Insurer Insolvency Event has occurred and is continuing, the Servicer may terminate the MI Policy on any Mortgage Loan that is not then past due. The Servicer shall cooperate with the MI Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer or to which the Servicer has access with respect to any Mortgage Loan.

(b) The Servicer shall deposit into the Collection Account pursuant to Section 5.06(d)(v) hereof all MI Insurance Proceeds received from the MI Insurer under the terms of the MI Policies. The Servicer shall withdraw from the Collection Account and pay to the MI Insurer pursuant to Section 5.07(a)(xii) hereof, the monthly MI Premiums due to the MI Insurer in accordance with the terms of the MI Insurance Agreements. Even in the event that the Indenture Trustee has actual knowledge that any MI Premiums have in fact not been paid, the Indenture Trustee shall not have any duty, and shall have no liability for failing to distribute such amounts.

(c) Notwithstanding the provisions of Subsection 5.22(a) and (b), the Servicer shall not take any action in regard to the MI Policies inconsistent with the interests of the Indenture Trustee or the Noteholders or with the rights and interests of the Indenture Trustee or the Noteholders under this Agreement; provided, however, that payments of the monthly MI Premiums to the MI Insurer pursuant to Subsection 5.22(b) above and Section 5.07(a)(xii) hereof shall be deemed not to be inconsistent with such interests.

(d) The Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer the MI Policies; provided, however, that the Indenture Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

(e) If at any time during the term of this Agreement, a MI Insurer Insolvency Event has occurred and is continuing, the Servicer agrees to review, not less often than monthly, the financial condition of the related MI Insurer with a view towards determining whether recoveries under the MI Policy are jeopardized for reasons related to the financial condition of the related MI Insurer. In such event, the Servicer may obtain an additional MI Policy or a replacement MI Policy, the MI Premiums on which would be paid by the Servicer from the Collection Account pursuant to Section 5.07(a)(xii) hereof.

(f) The Servicer shall comply with all other terms, conditions and obligations set forth in the MI Policies.

Section 5.24. Determination Date Reports.

On the second Business Day following each Determination Date (the “Servicer Reporting Date”), the Servicer shall deliver to the Indenture Trustee a report, prepared as of the close of business on the Determination Date (the “Determination Date Report”), and shall forward to the Indenture Trustee in the form of computer readable electronic file, electromagnetic tape or disk a copy of such report in a format acceptable to the Indenture Trustee. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Servicer and that is required by the Indenture Trustee for purposes of making the calculations and providing the reports referred to in this Agreement, as set forth in written specifications or guidelines issued by the Indenture Trustee from time to time. Such information shall include the aggregate amounts required to be withdrawn from the Collection Account and deposited into the Payment Account pursuant to Section 5.07. Such information shall also include (a) the number of Mortgage Loans that prepaid in the previous month; (b) the loan balance of each such Mortgage Loan; (c) whether a prepayment penalty was applied to such Mortgage Loan; and (d) the amount of prepayment penalty with respect to each such Mortgage Loan. The Servicer agrees to cooperate with the Indenture Trustee in providing all information as is reasonably requested by the Indenture Trustee to prepare the reports required under this Agreement.

The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Indenture Trustee shall be fully protected in relying upon the same without any independent check or verification.

Section 5.25. Advances.

If any Monthly Payment (together with any advances from the Subservicers) on a Mortgage Loan that was due on the immediately preceding Due Date and delinquent on the Determination Date is delinquent other than as a result of application of the Relief Act, the Servicer will deposit in the Collection Account not later than the Servicer Remittance Date immediately preceding the related Payment Date an amount equal to such deficiency net of the related Servicing Fee for such Mortgage Loan, except to the extent the Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on such Mortgage Loan. Subject to the foregoing and in the absence of such a determination, the Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Servicer, been completely liquidated.

The Servicer may fund an Advance from its own corporate funds, advances made by any subservicer or funds held in the Collection Account for future payment or withdrawal.

Advances made from funds held in the Collection Account may be made by the Servicer from subsequent collections of principal and interest received on other Mortgage Loans and deposited into the Collection Account. Advances made from the Collection Account are not limited to subsequent collections of principal and interest received on the delinquent Mortgage Loan with respect to which an Advance is made. If on the Servicer Remittance Date prior to any Payment Date funds in the Collection Account are less than the amount required to be paid to the Noteholders on such Payment Date, then the Servicer shall deposit its own funds into the Payment Account in the amount of the lesser of (i) any unreimbursed Advances previously made by the Servicer with funds held in the Collection Account or (ii) the shortfall in the Collection Account, provided, however, that in no event shall the Servicer deposit into the Collection Account an amount that is less than any shortfall in the Collection Account attributable to delinquent payments on Mortgage Loans which the Servicer deems to be recoverable and which has not been covered by an Advance from the Servicer’s own corporate funds or any subservicer’s funds. If applicable, on the Servicer Remittance Date preceding each Payment Date, the Servicer shall present an Officer’s Certificate to the Indenture Trustee (i) stating that the Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

Section 5.26. Compensating Interest Payments.

The Servicer shall deposit in the Collection Account not later than the Servicer Remittance Date preceding the Payment Date an amount equal to the Compensating Interest for the related Determination Date. The Servicer shall not be entitled to any reimbursement of any Compensating Interest payment.

Section 5.27. Advance Facility.

(a) The Servicer on behalf of the Trust Estate, is hereby authorized to enter into a facility (such an arrangement, an “Advance Facility”) with any Person which provides that such Person (an “Advancing Person”) may fund Advances and/or Servicing Advances under this Agreement, although no such facility shall reduce or otherwise affect the Servicer’s obligation to fund such Advances and/or Servicing Advances. No consent of the Indenture Trustee, Noteholders or any other party shall be required before the Servicer may enter into an Advance Facility nor shall the Indenture Trustee or the Noteholders be a third party beneficiary of any obligation of an Advancing Person to the Servicer. If the Servicer enters into an Advance Facility, the Servicer and the related Advancing Person shall deliver to the Indenture Trustee at the address set forth in Section 11.06 hereof a written notice (an “Advance Facility Notice”) (in the form attached hereto as Exhibit L), stating (a) the identity of the Advancing Person and (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 5.27(b) hereof, have the right to make withdrawals from the Collection Account pursuant to Section 5.07 hereof to reimburse previously unreimbursed Advances and/or Servicing Advances (“Advance Reimbursement Amounts”). If the Servicer enters into such an Advance Facility pursuant to this Section 5.27, the Indenture Trustee shall execute the acknowledgment of the Advance Facility Notice, as prepared by the Servicer confirming its receipt of written notice of the existence of such Advance Facility. To the extent that an Advancing Person purchases or funds any Advance or any Servicing Advance and provides the Indenture Trustee with written notice (in the form attached hereto as Exhibit M) acknowledged by the Servicer that such Advancing Person is entitled to reimbursement directly from the Indenture Trustee pursuant to the terms of the Advance Facility, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 5.27(b). Such notice from the Advancing Person must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable Advance or Servicing Advance to be reimbursed, the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Indenture Trustee, on behalf of the Trust Estate, rather than the Servicer, the Advancing Person’s wire transfer instructions, and include the Servicer’s acknowledgment thereto or proof of an Event of Default under the Advance Facility. The Indenture Trustee shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person’s notice provided pursuant to this Section 5.27. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Sub-Servicer pursuant to Section 5.02 hereof.

(b) Notwithstanding the foregoing, and for the avoidance of doubt, (i) the Servicer and/or the Servicer’s Assignee shall only be entitled to reimbursement of Advance reimbursement amounts hereunder from withdrawals from the Collection Account pursuant to Section 5.07 of this Agreement and shall not otherwise be entitled to make withdrawals or receive amounts that shall be deposited in the Payment Account, and (ii) none of the Indenture

Trustee or the Noteholders shall have any right to, or otherwise be entitled to, receive any Advance reimbursement amounts to which the Servicer or Servicer’s Assignee, as applicable, shall be entitled pursuant to Section 5.07 hereof. An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advancing Person. Written notice of such termination shall be delivered to the Indenture Trustee in the manner set forth in Section 11.06 hereof. None of the Depositor or the Indenture Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Advance reimbursement amount, nor, as a result of the existence of any Advance Facility, shall the Depositor or the Indenture Trustee have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Advance reimbursement amounts to the Servicer’s Assignee. The Servicer shall indemnify the Depositor, the Indenture Trustee, any successor Servicer and the Trust Estate for any claim, loss, liability or damage resulting from any claim by the related Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Indenture Trustee or any successor Servicer, as the case may be, or failure by the successor Servicer or the Indenture Trustee, as the case may be, to remit funds as required by this Agreement or the commission of an act or omission to act by the successor Servicer or the Indenture Trustee, as the case may be, and the passage of any applicable cure or grace period, such that an Event of Default under this Agreement occurs or such entity is subject to termination for cause under this Agreement. The Servicer shall maintain and provide to any successor Servicer and, upon request, the Indenture Trustee a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(c) If an Advancing Person is entitled to reimbursement for any particular Advance or Servicing Advance as set forth in Section 5.27(a), then the Servicer shall not be permitted to reimburse itself therefor under Section 5.07, but instead the Servicer shall include such amounts in the applicable remittance to the Indenture Trustee made pursuant to Section 5.06(d) to the extent of amounts on deposit in the Collection Account on the related Servicer Remittance Date. The Indenture Trustee is hereby authorized to pay to an Advancing Person reimbursements for Advances and Servicing Advances from the Payment Account to the same extent the Servicer would have been permitted to reimburse itself for such Advances and/or Servicing Advances in accordance with Section 5.07, had the Servicer made such Advance or Servicing Advance.

(d) All Advances and Servicing Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a “first in first out” (FIFO) basis. In the event the Servicer’s Assignee shall have received some or all of an Advance reimbursement amount related to Advances and/or Servicing Advances that were made by a Person other than such predecessor Servicer or its related Advancing Person in error, then such Servicer’s Assignee shall be required to remit any portion of such Advance reimbursement amount to each Person entitled to such portion of such Advance reimbursement amount. Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed pursuant to Section 5.07 for all Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance reimbursement amounts have not been assigned, sold or pledged to such Advancing Person or Servicer’s Assignee.

(e) In the event the Servicer is terminated pursuant to Section 8.01, the Advancing Person shall succeed to the terminated Servicer’s right of reimbursement set forth in Section 8.02 to the extent of such Advancing Person’s financing of Advances or Servicing Advances hereunder then remaining unreimbursed.

(f) Any amendment to this Section 5.27 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 5.27, including amendments to add provisions relating to a successor Servicer, may be entered into by the Indenture Trustee, the Depositor and the Servicer without the consent of any Noteholder, provided such amendment complies with Section 11.03 hereof. All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer. The parties hereto hereby acknowledge and agree that: (a) the Advances and/or Servicing Advances financed by, sold and/or pledged to an Advancing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances only to the extent provided herein, and the Indenture Trustee and the Trust Estate are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Advances and/or Servicing Advances financed by the Advancing Person; (b) the Servicer will be responsible for remitting to the Advancing Person the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances purchased or funded by the Advancing Person, subject to the provisions of this Agreement; and (c) the Indenture Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advancing Person.

Section 5.28. Servicer Rights Facility.

The Servicing Rights Owner is hereby authorized to finance, pledge and/or assign any or all of its right, title and interest in, to and under this Agreement to one or more lenders (each, a “Servicing Rights Pledgee”) selected by the Servicing Rights Owner. The Indenture Trustee and the Depositor hereby (i) consent to any such financing, pledge and/or assignment (without the need for the delivery of any notice or other communication to the Indenture Trustee or the Depositor, or for the execution by the Indenture Trustee or the Depositor of any agreement or other document or instrument, other than this Agreement), and (ii) agree that upon delivery by the Servicing Rights Pledgee to the Indenture Trustee of a letter signed by the Servicing Rights Pledgee (without further need for the delivery of any notice or other communication to the Indenture Trustee or the Depositor, or for the execution by the Indenture Trustee or the Depositor of any agreement or other document or instrument in addition to this Agreement), the Indenture Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 8.02 and agrees to be subject to the terms of this Agreement. For the avoidance of doubt, the Servicing Rights Pledgee or its designee (as the case may be) shall not be otherwise required to satisfy any other eligibility requirements of a successor Servicer pursuant to Section 7.04.

ARTICLE VI

APPLICATION OF FUNDS

Section 6.01. Deposits to the Payment Account. By 12:00 noon (New York time) on each Servicer Remittance Date, the Servicer shall remit to the Indenture Trustee for deposit in the Payment Account, from funds on deposit in the Collection Account, an amount equal to the Servicer Remittance Amount with respect to the related Payment Date, minus any portion thereof payable to the Servicer pursuant to Section 6.03.

Section 6.02. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Servicer. The Indenture Trustee shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture.

Section 6.03. Application of Principal and Interest. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

ARTICLE VII

THE SERVICER AND THE DEPOSITOR

Section 7.01. Liability of the Servicer and the Depositor.

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by Servicer herein. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Depositor.

Any entity into which the Servicer or Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Servicer or the Depositor, shall be the successor of the Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor Servicer shall satisfy all the requirements of Section 8.02 with respect to the qualifications of a successor Servicer.

Section 7.03. Limitation on Liability of the Servicer and Others.

The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Issuing Entity and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, including any amount paid to the Indenture Trustee pursuant to Section 7.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Noteholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuing Entity, and the Servicer shall be entitled to be reimbursed therefor. The Servicer’s right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Servicer pursuant to Section 7.04 or 8.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). Any reimbursements or indemnification to the Servicer from the Issuing Entity pursuant to this Section 7.03 shall be payable in the priority set forth in Section 8.01 of the Indenture.

Section 7.04. Servicer Not to Resign.

Subject to the provisions of Section 7.04, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee in writing; and (b) each Rating Agency shall have delivered a letter to the Indenture Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of then current rating of the Notes; provided, however, that (x) no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (i) above, the Indenture Trustee or its designee as successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder or shall have designated a successor servicer in accordance with Section 7.02 and (y) any appointment of a successor servicer shall be subject to the provisions of Section 5.28. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.03 and 7.06 as obligations that survive the resignation or termination of the Servicer. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Noteholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any such determination permitting the resignation of the Servicer under clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee.

Section 7.05. Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with the same standards with which the Servicer complies pursuant to Section 5.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04.

Section 7.06. Servicing Rights Owner to Pay Trustee’s Fees and Expenses; Indemnification.

(a) The Servicing Rights Owner covenants and agrees to indemnify and pay to the Indenture Trustee and any co-trustee of the Indenture Trustee from time to time, and the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation, including all indemnification payments (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts created hereunder and in the exercise and performance of any of the powers and duties and the Servicing Rights Owner will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee of the Indenture Trustee in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Servicing Rights Owner agrees to indemnify the Indenture Trustee for, and to defend and hold, the Indenture Trustee harmless against, any claim, tax, penalty, loss, liability or expense of any kind whatsoever, incurred without gross negligence or willful misconduct on the part of the Indenture Trustee as such and/or in its individual capacity, arising out of, or in connection with, the performance of the Indenture Trustee’s duties under this Agreement or the other Basic Documents, including the reasonable costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder, provided that:

(i) with respect to any such claim, the Indenture Trustee shall have given the Servicing Rights Owner written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Servicing Rights Owner in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicing Rights Owner shall not be liable for settlement of any claim by the Indenture Trustee entered into without the prior consent of the Servicing Rights Owner, which consent shall not be unreasonably withheld.

No termination of this Agreement and resignation and removal of the Indenture Trustee shall affect the obligations created by this Section 7.06 of the Servicing Rights Owner to indemnify the Indenture Trustee under the conditions and to the extent set forth herein. This section shall survive the termination of this Agreement and resignation and removal of the Indenture Trustee. Any amounts to be paid by the Servicing Rights Owner pursuant to this Subsection may not be paid from the Issuing Entity except as provided in Article V and Article VIII of the Indenture, but only to the extent unpaid by the Servicing Rights Owner.

Notwithstanding the foregoing, the indemnification provided by the Servicing Rights Owner in this Section 7.06 shall not pertain to any loss, liability or expense of the Indenture Trustee including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee at the direction of the Noteholders, as the case may be, pursuant to the terms of this Agreement.

(c) The Servicer agrees to indemnify the Issuing Entity in an amount equal to the amount of any claim made under a MI Policy for which coverage is denied by the MI Insurer because (and if the MI Insurer’s denial of coverage is contested by the Servicer, a court or arbitrator finally determines that coverage is not available under the MI Policy because) of the Servicer’s failure to abide by the terms of the MI Policy or the MI Insurance Agreement or the Servicer’s failure to abide by the NFI Underwriting Guidelines or the NFI Servicing Guidelines, as attached to the MI Insurance Agreement.

(d) In the event the Indenture Trustee becomes the Servicer pursuant to Section 8.02 hereof, the Trustee shall not be obligated, in its individual capacity, to pay any obligation of the Servicer under clause (c) above.

(e) To the extent any amounts set forth in clause (a) or (b) above are not paid by the Servicing Rights Owner, such amounts shall be paid by the Servicer.

ARTICLE VIII

DEFAULT

Section 8.01. Servicing Default.

(a) If any one of the following events shall occur and be continuing it shall be a “Servicing Default”:

(i) Any failure by the Servicer to deposit in the Collection Account or Payment Account (A) any Advances and Compensating Interest or (B) any other deposit required to be made under the terms of this Agreement, which, in the case of this clause (B), continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of Notes evidencing at least 25% of the Voting Rights; or

(ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this

Agreement, which failure, in each case, materially and adversely affects the interests of Noteholders or the breach of any representation or warranty of the Servicer in this Agreement which materially and adversely affects the interests of the Noteholders, and which in either case continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, and stating that such notice is a “Notice of Default” hereunder, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of Notes evidencing at least 25% of the Voting Rights; or

(iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv) The Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(v) The Cumulative Loss Percentage exceeds (a) with respect to the first 12 Payment Dates, 1.00%, (b) with respect to the next 12 Payment Dates, 2.00% (c) with respect to the next 12 Payment Dates, 2.25%, (d) with respect to the next 12 Payment Dates, 2.25%, (e) with respect to the next 12 Payment Dates, 3.00%, (f) and with respect to all Payment Dates thereafter, 3.375% and (g) with respect to all Payment Dates thereafter, 3.75%; or

(vi) Realized Losses on the Mortgage Loans over any twelve-month period exceeds 1.35% of the sum of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date; or

(vii) The Rolling 90 Day Delinquency Percentage exceeds 15.00%; or

(viii) The occurrence of an Event of Default under the Indenture.

(b) So long as a Servicing Default shall not have been remedied within the applicable grace period, (x) with respect solely to clause (i)(A) above, if such Advance is not made by 5:00 P.M., New York time, on the Business Day immediately following the Servicer Remittance Date (provided the Indenture Trustee shall give the Servicer notice of such failure to advance by 5:00 P.M., New York time, on the Servicer Remittance Date), the Indenture Trustee shall terminate all of the rights and obligations of the Servicer under this Agreement and the Indenture Trustee, or a successor servicer appointed in accordance with Section 8.02, shall assume, pursuant to Section 8.02, the duties of a successor Servicer and (y) in the case of (i)(B), (ii), (iii), (iv), (v) and (vi) and (vii) above, the Indenture Trustee may, and, at the direction of the Holders of Notes evidencing at least 51% of the Voting Rights the Indenture Trustee shall, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by Holders of Notes), terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to the Servicing Rights Pledgee, Indenture Trustee, each Rating Agency, the Depositor and the Sponsor. On or after the receipt by the Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee or other successor Servicer appointed in accordance with Section 8.02.

In the event of a Servicing Default, notwithstanding anything to the contrary in this agreement, the Indenture Trustee and the Depositor hereby agree that upon delivery to the Indenture Trustee by the Servicing Rights Pledgee of a letter signed by the Servicing Rights Pledgee within 15 days of when the Servicer provides the Servicing Rights Pledgee notice of such Servicing Default, the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth in Section 8.02 below, the Servicing Rights Pledgee or such designee agrees to be subject to the terms of this Agreement and the Servicing Rights Pledgee or such designee assumes the Delinquency Advance obligations of the Indenture Trustee as outlined in Section 8.02(a), provided, however, that at such time the Servicing Rights Pledgee will have the right to reimbursement as outlined in Section 5.07.

Section 8.02. Indenture Trustee to Act: Appointment of Successor. (a) Within 90 days of the time the Servicer (and the Indenture Trustee if notice is sent by the Holders) receives a notice of termination pursuant to Section 8.01, the Indenture Trustee (or such other successor Servicer as is approved in accordance with this Agreement) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on and after its succession. Notwithstanding the foregoing, the parties hereto agree that the Indenture Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Delinquency Advances; provided however, that the obligation of the Indenture Trustee to make Delinquency Advances is subject to the standards set forth in Section 5.25 hereof. Notwithstanding the foregoing, the Indenture Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. As compensation therefor, the Indenture Trustee (or such other successor Servicer) shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the

Indenture Trustee is unwilling to act as successor Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies as evidenced by letters to such effect from the Rating Agencies. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 5.15 (or such other compensation as the Indenture Trustee and such successor shall agree, not to exceed the Servicing Fee). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer to pay any deductible under an insurance policy pursuant to Section 5.13 or to indemnify the Indenture Trustee pursuant to Section 7.06, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer (in which case the successor Servicer or the Indenture Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Issuing Entity).

(b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer continue to service and administer the Mortgage Loans for the benefit of Noteholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 5.13.

(c) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS’ rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgages from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loans or servicing of such Mortgage Loan on the MERS System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording offices. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (c). The successor Servicer shall cause assignment to be delivered to the Indenture Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 8.03. Waiver of Defaults. The Majority Noteholders may, on behalf of all Noteholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VIII; provided, however, that the Majority Noteholders may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicing Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement; provided that nothing herein shall be construed to impair the right of the Servicer Rights Pledgee to obtain the designation of a successor Servicer pursuant to Section 8.01(b). No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

ARTICLE IX

TERMINATION

Section 9.01. Termination. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to a Responsible Officer of the Indenture Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee and the Custodian or (ii) mutual consent of the Owner Trustee, on behalf of the Issuing Entity, at the direction of all the Noteholders, the Indenture Trustee, the Servicer, the Custodian, and all Noteholders in writing.

(b) In addition, subject to Section 9.02, the Sponsor may, at its sole option, cost and expense, terminate the Issuing Entity in accordance with the terms of Section 10.01 of the Indenture.

(c) If on any date, the Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Estate other than funds in the Payment Account, the Servicer shall send a final payment notice promptly to the Indenture Trustee, who shall forward notice to each Noteholder in accordance with Section 9.01(d).

(d) Notice of any termination, specifying the Payment Date upon which the Issuing Entity will terminate and the Noteholders shall surrender their Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Servicer to the Indenture Trustee, who shall forward the notice by letter to Noteholders mailed during the month of such final payment before the Servicer Remittance Date in such month, specifying (i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified.

(e) In the event that all of the Noteholders do not surrender their Notes for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Indenture Trustee shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within six (6) months after the second notice, all of the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice all the Notes shall not have been surrendered for cancellation, the Noteholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look only to the Certificateholders for payment. Such funds shall remain uninvested.

Section 9.02. Accounting Upon Termination of Servicer. Upon termination of the Servicer, the Servicer shall, at its expense:

(a) deliver to the successor servicer or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Account administered by the Servicer;

(b) deliver to the successor servicer or, if none shall yet have been appointed, to the Indenture Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

(c) deliver to the successor servicer, or, if none shall yet have been appointed, to the Indenture Trustee a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

(d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the successor servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

ARTICLE X

[RESERVED]

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01. Limitation on Liability. (a) None of the Issuing Entity, the Owner Trustee, the Depositor, the Sponsor, the Servicer, the Indenture Trustee, the Custodian or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Issuing Entity, the Noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Issuing Entity, the Owner Trustee, the Depositor, the Sponsor, the Servicer, the Seller, the Indenture Trustee, the Custodian or any such Person against liability for any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of failure to perform its obligations or duties hereunder. The Issuing Entity, the Owner Trustee, the Depositor, the Sponsor, the Servicer, the Seller, the Indenture Trustee, the Custodian and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuing Entity, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

Section 11.02. Acts of Noteholders. (a) Subject to Section 7.04 and except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

(b) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Issuing Entity, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

Section 11.03. Amendment. (a) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Issuing Entity, the Seller, the Servicer, the Depositor, Sponsor, the Custodian and the Indenture Trustee by written agreement, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder and will not prevent the Notes from being characterized as debt for United States federal income tax purposes or cause the Issuing Entity to be subject to an entity-level tax for federal income tax purposes, as evidenced by (i) an Opinion of Counsel stating that such action will not prevent the Notes from being characterized as debt for United States federal income tax purposes or cause the Issuing Entity to be subject to an entity-level tax for federal income tax purposes, at the expense of the party requesting the change, delivered to the Indenture Trustee to such effect and (ii) (x) an Opinion of Counsel stating that such action shall not adversely affect in any material respect the interests of any Noteholder or (y) a letter from each Rating Agency confirming that such action will not result in the reduction, qualification or withdrawal of the then-current ratings on the Notes. The Indenture Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 11.03.

(b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Issuing Entity, the Servicer, the Seller, the Depositor, the Sponsor, the Custodian and the Indenture Trustee, with the consent of the Noteholders representing more than 50% of the outstanding Principal Balance of the Notes of each affected Class and all of the Certificateholders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Class of Notes without the consent of the Holders of such Class of Notes or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of such Class of Notes affected thereby.

(c) It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

(d) Notwithstanding the provisions of this Section 11.03, Sections 5.17 and 5.18 may be amended as necessary to comply with the provisions of Regulation AB without the consent of the Noteholders.

(e) In executing, or accepting the additional trusts created by, any supplemental indenture permitted by Article IX of the Indenture or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 of the Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties or immunities under the Indenture or otherwise. The Servicer, on behalf of the Issuing Entity, shall cause executed copies of any supplemental indentures to be delivered to the Rating Agencies.

Section 11.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders’ expense on direction and at the expense of Majority Noteholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 11.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

Section 11.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, NovaStar Mortgage Inc., 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, Attention: Matt Kaltenrieder; (ii) in the case of the Seller NovaStar Financial Inc., 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114; (iii) in the case of the Issuing Entity, NovaStar Mortgage Funding Trust, Series 2006-MTA1, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iv) in the case of the Indenture Trustee, JPMorgan Chase Bank, National Association, 4 New York Plaza, 6th Floor, New York, NY 10004-2477, Attention: Worldwide Securities Services/Structured Finance Services (NovaStar Mortgage Funding Trust, Series 2006-MTA1); (v) in the case of the Sponsor, NovaStar Mortgage Inc., 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, Attention: Matt Kaltenrieder; (vi) in the case of Moody’s Investors Service Inc., 99 Church Street, New York, New York 10007, Attention: Shachar Gonen; Standard & Poor’s , 26 Broadway, New York, New York 10004-1064, Attention: Julia Clements; and Fitch Ratings, One State Street Plaza, 30th Floor, New York, New York 10004, Attention: Michele Patterson, Tel: (212) 908-0779; (vii) in the case of the Custodian, U.S. Bank National Association, 4527 Metropolitan Court, Suite C, Frederick, Maryland 21704, Attention: Ronald Fisher; (viii) in the case of the Depositor, NovaStar Certificates Financing Corporation, 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, Attention: Matt Kaltenrieder and (ix) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

Section 11.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 11.08. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

Section 11.09. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

Section 11.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Issuing Entity, the Servicer, the Seller, the Depositor, the Sponsor, the Indenture Trustee and the Noteholders and their respective successors and permitted assigns.

Section 11.11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 11.12. No Petition. The Servicer, by entering into this Agreement hereby covenants and agrees, and the Noteholders, by the acceptance of their Notes are deemed to covenant and agree, that they will not at any time institute against the Issuing Entity, or join in any institution against the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

This Section 11.12 will survive for one year and one day following the termination of this Agreement.

Section 11.13. Third Party Beneficiary. The parties agree that the Owner Trustee and the Servicing Rights Pledgee are intended and shall have all rights of a third-party beneficiary of this Agreement.

Section 11.14. Intent of the Parties. It is the intent of the parties hereto and Noteholders that, for federal, state and local income, single business and franchise tax purposes, the Notes be treated as debt. The parties to this Agreement and the Holder of each Note, by acceptance of its Note, and each Beneficial Owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the related Notes in accordance with the preceding sentence for federal, state and local income, single business and franchise tax purposes.

Section 11.15. Compliance With Regulation AB. Each of the parties hereto acknowledges and agrees that the purpose of Sections 5.17 and 5.18 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply, to the extent practicable from a timing and information systems perspective, with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB.Governing Law; Consent to Jurisdiction Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

(b) THE ISSUING ENTITY, THE SERVICER, THE SELLER, THE DEPOSITOR, THE SPONSOR AND THE INDENTURE TRUSTEE HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 11.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE ISSUING ENTITY, THE DEPOSITOR, THE SELLER, THE SPONSOR, THE SERVICER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 11.15 SHALL AFFECT THE RIGHT OF THE ISSUING ENTITY, THE DEPOSITOR, THE SPONSOR, THE SELLER, THE SERVICER OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

(c) THE ISSUING ENTITY, THE DEPOSITOR, THE SPONSOR, THE SERVICER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Servicer, the Issuing Entity, the Indenture Trustee, the Depositor and the Sponsor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOVASTAR MORTGAGE INC., as Sponsor and Servicer

By:	/s/ Matt Kaltenrieder
Name:	Matt Kaltenrieder
Title:	Vice President

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-MTA1,

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement

	By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Sr. Financial Services Officer

NOVASTAR CERTIFICATES FINANCING CORPORATION, as Depositor

By:	/s/ Matt Kaltenrieder
Name:	Matt Kaltenrieder
Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Andrew M. Cooper
Name:	Andrew M. Cooper
Title:	Assistant Vice President

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Co-Trustee

By:	/s/ Mark W. McDermott
Name:	Mark W. McDermott
Title:	Vice President

[Signature Page 1 to Sale and Servicing Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:	/s/ Ronald L. Fisher
Name:	Ronald L. Fisher
Title:	Vice President

NOVASTAR FINANCIAL INC., as Seller

By:	/s/ Matt Kaltenrieder
Name:	Matt Kaltenrieder
Title:	Vice President

[Signature Page 2 to Sale and Servicing Agreement]

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[Delivered to the Sponsor, the Depositor, the Indenture Trustee and the Custodian at Closing.]

A-1

APPENDIX I

DEFINED TERMS

[See Appendix I to Indenture]

EXHIBIT A

[Reserved]

A-1

EXHIBIT B

MORTGAGE LOAN SCHEDULE

B-1

EXHIBIT C

CUSTODIAN’S ACKNOWLEDGEMENT OF RECEIPT

                    , 2006

JPMorgan Chase Bank, National Association 4 New York Plaza, 6th Floor New York, New York 10004 Attn: Worldwide Securities Services/Structured Finance Services - NovaStar Series 2006-MTA1	NovaStar Mortgage Inc. 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114
NovaStar Certificates Financing Corporation 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee, J.P. Morgan Trust Company, National Association, as Co-Trustee and U.S. Bank National Association, as Custodian

Ladies and Gentlemen:

In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement, the undersigned, as Custodian, on behalf of the Indenture Trustee, hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.04 and 2.05 of the Sale and Servicing Agreement (as such provisions relate to the Mortgage Loan), of, with respect to each Mortgage Loan, a Mortgage File containing the original Mortgage Note, except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in items (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of the “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage Note, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Estate” that are delivered to it for the exclusive use and benefit of all present and future Noteholders.

The Custodian, on behalf of the Indenture Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Custodian, on behalf of the Indenture Trustee makes no representations as to: (i) the validity, legality, recordability, sufficiency, perfection, priority, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

C-1

The Mortgage Loan Schedule is attached to this Receipt.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in Appendix I to the Indenture, dated as of May 1, 2006, by and between NovaStar Mortgage Funding Trust, Series 2006-MTA1 and the Indenture Trustee.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:
Name:
Title:

C-2

EXHIBIT D

INITIAL CERTIFICATION

                    , 2006

JPMorgan Chase Bank, National Association 4 New York Plaza, 6th Floor New York, New York 10004 Attn: Worldwide Securities Services/Structured Finance Services - NovaStar Series 2006-MTA1	NovaStar Mortgage Inc. 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114
NovaStar Certificates Financing Corporation 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, and JPMorgan Chase Bank, National Association, as Indenture Trustee

Ladies and Gentlemen:

In accordance with the provisions of Section 2.06(a) of the above-referenced Sale and Servicing Agreement, the undersigned, as Custodian, on behalf of the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.05(a) of the Sale and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to Section 2.05(a)(i)-(iv) and (vi) of the above-referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) and relates to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule as to the information in clauses (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of “Mortgage Loan Schedule” respecting such Mortgage Loan accurately reflects the information set forth in Mortgage File. The Custodian, on behalf of the Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Custodian, on behalf of the Indenture Trustee makes no representations as to: (x) the validity, legality, recordability, sufficiency, perfection, priority, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

D-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:
Name:
Title:

D-2

EXHIBIT E

FINAL CERTIFICATION

                    , 20

JPMorgan Chase Bank, National Association 4 New York Plaza, 6th Floor New York, New York 10004 Attn: Worldwide Securities Services/Structured Finance Services - NovaStar Series 2006-MTA1	NovaStar Mortgage Inc. 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114
NovaStar Certificates Financing Corporation 8140 Ward Parkway, Suite 300 Kansas City, Missouri 64114

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee, J.P. Morgan Trust Company, National Association, as Co-Trustee and U.S. Bank National Association, as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 2.06(b) of the above-referenced Sale and Servicing Agreement, the undersigned, as Custodian, on behalf of the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.05(a) of the Sale and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to Section 2.05(a)(i)-(iv) and (vi) of the above referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) and relates to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of the Mortgage Loan Schedule respecting such Mortgage Loan that can be determined from the face of such documents accurately reflects the information set forth in the Mortgage File. The Custodian, on behalf of the Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Custodian, on behalf of the Indenture Trustee makes no representations as to: (x) the validity, legality, recordability, sufficiency, perfection, priority, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

E-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian

By:
Name:
Title:

E-2

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	U.S. Bank National Association

4527 Metropolitan Court

Suite C

Frederick, MD 21704

Attention: Ronald L. Fisher

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee J.P. Morgan Trust Company, National Association, as Co-Trustee and U.S. Bank National Association, as Custodian

In connection with the administration of the Mortgage Loans held by you as Custodian for the Issuing Entity pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____	1.	Mortgage Paid in Full
____	2.	Foreclosure
____	3.	Substitution
____	4.	Other Liquidation (Repurchases, etc.)
____	5.	Nonliquidation Reason:	Reason:________________________

Address to which Indenture Trustee should

Deliver the Mortgage File:	_____________________________________
_____________________________________
_____________________________________

By:
(authorized signer)
Issuing Entity:
Address:

Date:

F-1

EXHIBIT G

NOVASTAR MORTGAGE INC.

OFFICER’S CERTIFICATE

I,             , certify that:

1.	I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing payment or servicing reports filed in respect of periods included in the year covered by this annual report, of NovaStar Mortgage Funding Trust, Series 2006-MTA1;

2.	Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.	Based on my knowledge, the payment or servicing information required to be provided to the indenture trustee by the servicer under the pooling and servicing, or similar, agreement is included in these reports;

4.	Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the indenture trustee in accordance with the terms of the sale and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

5.	The reports disclose all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement that is included in these reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:             .

Date:

Name:
Title:

G-1

EXECUTION VERSION

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the payment chain they are responsible for in the related transaction agreements.

Key: X – obligation

Reg AB Reference	Servicing Criteria	Servicer	Indenture Trustee	Custodian
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	If applicable

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.	If become contractually obligated

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel	X	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or payments, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

Reg AB Reference	Servicing Criteria	Servicer	Indenture Trustee	Custodian
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X*

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access	X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X

*	The Indenture Trustee need only provide if it is determined that any account maintained by the Indenture Trustee is a custodial account for purposes of the Servicing Criteria. This item is subject to further clarification from the SEC.

Reg AB Reference	Servicing Criteria	Servicer	Indenture Trustee	Custodian
Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X	X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, payment priority and other terms set forth in the transaction agreements.	X	X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X		X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X

Reg AB Reference	Servicing Criteria	Servicer	Indenture Trustee	Custodian
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

Reg AB Reference	Servicing Criteria	Servicer	Indenture Trustee	Custodian
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

EXECUTION VERSION

EXHIBIT I

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 5.18 of the Sale and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “8.06 statement” are required to be included in the periodic reports prepared by the Indenture Trustee under Section 8.06 of the Indenture, provided by the Indenture Trustee based on information received from the Servicer; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 8.06 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items of Form 8-K and Form 10-K set forth in this exhibit shall be sent to the Indenture Trustee and the Depositor.

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

10-D	Must be filed within 15 days of the payment date for the asset-backed securities.

	1	Payment and Pool Performance Information

Item 1121(a) – payment and Pool Performance Information

		(1) Any applicable record dates, accrual dates, determination dates for calculating payments and actual payment dates for the payment period.		X (8.06 Statement)

		(2) Cash flows received and the sources thereof for payments, fees and expenses.		X (8.06 Statement)

		(3) Calculated amounts and payment of the flow of funds for the period itemized by type and priority of payment, including:		X (8.06 Statement)

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.		X (8.06 Statement)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (8.06 Statement)

		(iii) Principal, interest and other payments accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.		X (8.06 Statement)

		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.		X (8.06 Statement)

		(4) Beginning and ending principal balances of the asset-backed securities.		X (8.06 Statement)

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.		X (8.06 Statement)

		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.		X (8.06 Statement)

		(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.		X (8.06 Statement)

		(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.		X (8.06 Statement)		Updated pool composition information fields to be as specified by Depositor from time to time

		(9) Delinquency and loss information for the period.		X (8.06 Statement)

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

		(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.		X (8.06 Statement)

		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the payment period or that have cumulatively become material over time.	X			X	X

		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X			X	X

		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.		X (8.06 Statement)

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,				X	X

		Information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.	X			X

		Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.				X	X

		Item 1121(b) – Pre-Funding or Revolving Period Information				X

Updated pool information as required under Item 1121(b).

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor					X

		Depositor				X

		Owner Trustee			X

		Issuing entity				X

		Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X

		Indenture Trustee		X

		Custodian						X

	3	Sales of Securities and Use of Proceeds

		Information from Item 2(a) of Part II of Form 10-Q:				X

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian
	4	Defaults Upon Senior Securities

		Information from Item 3 of Part II of Form 10-Q:				X	X

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

	5	Submission of Matters to a Vote of Noteholders

		Information from Item 4 of Part II of Form 10-Q		X

	6	Significant Obligors of Pool Assets

		Item 1112(b) – Significant Obligor Financial Information*				X

*This information need only be reported on the Form 10-D for the payment period in which updated information is required pursuant to the Item.

	7	Significant Enhancement Provider Information

Item 1114(b)(2) – Credit Enhancement Provider Financial Information*

		Determining applicable disclosure threshold					X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		Requesting required financial information or effecting incorporation by reference					X

Item 1115(b) – Derivative Counterparty Financial Information*

		Determining current maximum probable exposure					X

		Determining current significance percentage					X

		Requesting required financial information or effecting incorporation by reference					X

*This information need only be reported on the Form 10-D for the payment period in which updated information is required pursuant to the Items.

	8	Other Information

		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8- K item as indicated below.

	9	Exhibits

		Payment Report		X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		Exhibits required by Item 601 of Regulation S-K, such as material agreements				X

8-K	Must be filed within four business days of an event reportable on Form 8-K.

	1.01	Entry into a Material Definitive Agreement

		Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.	X			X	X

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

	1.02	Termination of a Material Definitive Agreement

		Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.	X			X	X

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership

		Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor, Indenture Trustee, Sponsor or Servicer, with respect to any of the following:	X			X	X

Sponsor, Depositor, Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Indenture Trustee, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, custodian

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

		Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/payment of cash flows/amortization schedule.	N/A	N/A	N/A	N/A	N/A	N/A

Disclosure will be made of events other than waterfall triggers which are disclosed in the 8.06 statement

	3.03	Material Modification to Rights of Noteholders

		Disclosure is required of any material modification to documents defining the rights of Noteholders, including the Sale and Servicing Agreement				X	X

	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

		Disclosure is required of any amendment “to the governing documents of the issuing entity”				X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian
	5.06	Change in Shell Company Status

		[Not applicable to ABS issuers]				X

	6.01	ABS Informational and Computational Material

		[Not included in reports to be filed under Section 3.19]				X

	6.02	Change of Servicer or Trustee

		Requires disclosure of any removal, replacement, substitution or addition of any servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, or trustee.	X			X

		Reg AB disclosure about any new servicer is also required.	X

		Reg AB disclosure about any new trustee is also required.		X (by new indenture trustee)	X (by new owner trustee)

	6.03	Change in Credit Enhancement or Other External Support

		Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.				X	X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian
		Reg AB disclosure about any new enhancement provider is also required.				X

	6.04	Failure to Make a Required Payment		X

	6.05	Securities Act Updating Disclosure

		If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.				X

		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.				X

	7.01	7.01 Regulation FD Disclosure	X			X	X

	8.01	Other Events

		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to Noteholders.				X	X

	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event.

10-K	Must be filed within 90 days of the fiscal year end for the registrant.

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

	9B	Other Information

		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K Item as indicated above.

	15	Exhibits and Financial Statement Schedules

		Item 1112(b) – Significant Obligor Financial Information				X

Item 1114(b)(2) – Credit Enhancement Provider Financial Information

		Determining applicable disclosure threshold					X

		Requesting required financial information or effecting incorporation by reference					X

Item 1115(b) – Derivative Counterparty Financial Information

		Determining current maximum probable exposure					X

		Determining current significance percentage					X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		Requesting required financial information or effecting incorporation by reference					X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Noteholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor					X

		Depositor				X

		Owner Trustee			X

		Issuing entity				X

		Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X

		Indenture Trustee		X

		Custodian						X

Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Noteholders:

		Sponsor					X

		Depositor				X

		Owner Trustee				X	X

Form	Item	Description	Servicer	Indenture Trustee	Owner Trustee	Depositor	Sponsor	Custodian

		Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X

		Indenture Trustee		X

		Custodian						X

		Credit Enhancer/Support Provider				X

		Significant Obligor				X

		Item 1122 – Assessment of Compliance with Servicing Criteria	X	X

		Item 1123 – Servicer Compliance Statement	X

EXHIBIT J-1

FORM OF CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH

FORM 10-K

Re: NovaStar Mortgage Funding Trust, Series 2006-MTA1 (the “Issuing Entity”) Asset-Backed Notes, Series 2006-MTA1

I, [identify the certifying individual], certify, that:

1.	I have reviewed this report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of NovaStar Mortgage Funding Trust, Series 2006-MTA1, Asset Backed Notes, Series 2006-MTA1 (the “Exchange Act periodic reports”);

2.	Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, all of the payment, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.	Based on my knowledge and the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the sale and servicing agreement; and

5.	All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on From 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [                    ].

NOVASTAR CERTIFICATES FINANCING CORPORATION

By:
Name:
Title:
Date:

J-1-1

EXHIBIT J-2

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR BY

THE [INDENTURE TRUSTEE] [SERVICER]

Re: NovaStar Mortgage Funding Trust, Series 2006-MTA1 (the “Issuing Entity”) Asset-Backed Notes, Series 2006-MTA1

Reference is made to the Sale and Servicing Agreement, dated as of May 1, 2006 (the “Servicer Agreement”), by and among JPMorgan Chase Bank, National Association (the “Indenture Trustee”), NovaStar Certificates Financing Corporation, as depositor (the “Depositor”), NovaStar Mortgage, Inc., as sponsor and servicer (the “Sponsor” and the “Servicer”, respectively), U.S. Bank National Association, as custodian (the “Custodian”) and the Issuing Entity. The [Indenture Trustee][Servicer] hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)	The [Indenture Trustee][Servicer] has reviewed the annual report on Form 10-K for the fiscal year [ ], and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced issuing entity;

(ii)	Subject to paragraph (iv), the distribution information in the distribution reports contained in all monthly Form 10-D’s included in the year covered by the annual report on Form 10-K for the calendar year [ ], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

(iii)	The distribution information required to be provided by the [Indenture Trustee][Servicer] under the Servicing Agreement is included in these reports; and

(iv)	In compiling the distribution information and making the foregoing certifications, the [Indenture Trustee][Servicer] has relied upon information furnished to it by the Servicer under the Servicing Agreement. The [Indenture Trustee][Servicer] shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Servicer.

[JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee][NOVASTAR MORTGAGE, INC., as Servicer]

By:
Name:
Title:

J-2-1

EXHIBIT K

OFFICER’S CERTIFICATE REGARDING ANNUAL STATEMENT OF

COMPLIANCE

NovaStar Mortgage Funding Trust, Series 2006-MTA1

Asset-Backed Notes, Series 2006-MTA1

I,                                                      , hereby certify that I am a duly appointed                                                                   of NovaStar Mortgage, Inc. (the “Servicer”), and further certify as follows:

1.	This certification is being made pursuant to the terms of the Sale and Servicing Agreement, dated as of May 1, 2006 (the “Servicing Agreement”), among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee and U.S. Bank National Association, as Custodian.

2.	I have reviewed the activities of the Servicer during the preceding calendar year and the Servicer’s performance under the Servicing Agreement has been made under my supervision and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the year.

Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

Date:

Name:
Title:

K-1

EXHIBIT L

FORM OF ADVANCE FACILITY NOTICE

[date]

JPMorgan Chase Bank, National Association

4 New York Plaza, 6th Floor

New York, NY 10004-2477

Attention: Worldwide Securities Services/ Structured Finance Services - NovaStar Series 2006-MTA1

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee (“Indenture Trustee”) J.P. Morgan Trust Company, National Association, as Co-Trustee and U.S. Bank National Association, as Custodian (the “Agreement”)

In accordance with Section 5.27(a) of the above-captioned Agreement, the undersigned hereby notifies the Indenture Trustee of the following information:

The Servicer has entered into an Advance Facility.

The Advancing Person is [                    ].

[                    ], as the Servicer’s Assignee, has the right to make withdrawals from the Collection Account subject to Section 3.26(b) of this Agreement to reimburse previously unreimbursed Advances and/or Servicing Advances pursuant to Section 3.07 of this Agreement.

[Remainder of Page Intentionally Left Blank]

L-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

NOVASTAR MORTGAGE INC. as Servicer

By:
Name:
Title:

[ ] as Advancing Person

By:
Name:
Title:

The undersigned hereby acknowledges receipt of this notice pursuant to Section 5.27(a) of the Agreement.

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

L-2

EXHIBIT M

FORM OF WRITTEN NOTICE TO THE INDENTURE TRUSTEE

JPMorgan Chase Bank, National Association

4 New York Plaza, 6th Floor

New York, NY 10004-2477

Attention: Worldwide Securities Services/ Structured Finance Services—NovaStar Series 2006-MTA1

Re:	Sale and Servicing Agreement, dated as of May 1, 2006 among NovaStar Mortgage Inc., as Sponsor and Servicer, NovaStar Certificates Financing Corporation, as depositor, NovaStar Mortgage Funding Trust, Series 2006-MTA1, JPMorgan Chase Bank, National Association, as Indenture Trustee (“Indenture Trustee”) J.P. Morgan Trust Company, National Association, as Co-Trustee and U.S. Bank National Association, as Custodian (the “Agreement”)

In accordance with Section 5.27(a) and (b) of the above-captioned Agreement, [name of Advancing Person] hereby notifies the Indenture Trustee that [name of Advancing Person] has [purchased] [funded] [an Advance]/[a Servicing Advance] and is entitled to reimbursement from the Indenture Trustee pursuant to the terms of the Advance Facility.

(a) The amount of the reimbursement owed is an amount equal to $[            ].

(b) Section [    ] of the Agreement permits this [Advance]/[Servicing Advance] to be reimbursed.

(c) Section [    ] of the Advance Facility entitles [name of Advancing Person] to request reimbursement from the Issuing Entity, rather than from the Servicer.

(d) [name of Advancing Person]’s wire transfer instructions are as follows:

[insert wire transfer instructions]

(e) [Proof of Event of Default under the Advance Facility, if applicable.]

[Remainder of the Page Intentionally Left Blank]

M-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

[ ] as Advancing Person

By:
Name:
Title:

ACKNOWLEDGED AND AGREED: NOVASTAR MORTGAGE INC., as Servicer

By:
Name:
Title:

M-2